LOAN AND SECURITY AGREEMENT

                                     BETWEEN

                         CONCURRENT COMPUTER CORPORATION

                                       AND

                               WACHOVIA BANK, N.A.

                         CLOSING DATE:  NOVEMBER 3, 2000

                                TABLE OF CONTENTS
                                -----------------


    1.    DEFINITIONS, TERMS AND REFERENCES                                 -1-
          1.1     Certain Definitions.                                      -1-
          1.2.    Use of Defined Terms.                                    -13-
          1.3.    Accounting Terms.                                        -13-
          1.4.    UCC Terms.                                               -13-
          1.5.    Terminology.                                             -13-
          1.6.    Exhibits.                                                -14-

    2.    THE FINANCING.                                                   -14-
          2.1    Extensions of Credit.                                     -14-
          2.2    Interest and Other Charges.                               -15-
          2.3.    General Provisions as to Payments.                       -19-
          2.4.    Termination Event.                                       -19-

    3.    SECURITY INTEREST.                                               -19-

    4.    REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO
          ACCOUNTS RECEIVABLE COLLATERAL.                                  -19-
          4.1.    Bona Fide Accounts.                                      -20-
          4.2.    Good Title.                                              -20-
          4.3.    Right to Assign.                                         -20-
          4.4.    Collateral Reserve Account.                              -20-
          4.5.    Trade Styles.                                            -20-
          4.6.    Power of Attorney.                                       -21-

    5.    REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO
          INVENTORY COLLATERAL.                                            -21-
          5.1.    Sale of Inventory Collateral.                            -21-
          5.2.    Insurance.                                               -21-
          5.3.    Good Title.                                              -21-
          5.4.    Right to Grant Security Interest.                        -22-
          5.5.    Location of Inventory Collateral.                        -22-

    6.    REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO
          EQUIPMENT COLLATERAL.                                            -22-
          6.1.    Sale of Equipment Collateral.                            -22-
          6.2.    Insurance.                                               -22-
          6.3.    Good Title.                                              -23-
          6.4.    Right to Grant Security Interest.                        -23-
          6.5.    Location.                                                -23-

    7.    REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO
          BALANCES COLLATERAL.                                             -23-
          7.1.    Ownership.                                               -23-
          7.2.    Remedies.                                                -23-
          7.3.    Liens.                                                   -23-

    8.    REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO
          INTANGIBLES COLLATERAL.                                          -23-
          8.1.    Ownership.                                               -23-
          8.2.    Liens.                                                   -24-
          8.3.    Preservation.                                            -24-

    9.    GENERAL REPRESENTATIONS AND WARRANTIES.                          -24-
          9.1.    Corporate Existence and Qualification.                   -24-
          9.2.    Corporate Authority; Validity and Binding Effect.        -24-
          9.3.    Incumbency and Authority of Signing Officers.            -24-
          9.4.    No Material Litigation.                                  -24-
          9.5.    Taxes.                                                   -25-
          9.6.    Capital Stock.                                           -25-
          9.7.    Corporate Organization.                                  -25-
          9.8.    Insolvency.                                              -25-
          9.9.    Title.                                                   -25-
          9.10.   Margin Stock.                                            -25-
          9.11.   No Violations.                                           -25-
          9.12.   Financial Statements.                                    -26-
          9.13.   Purchase of Collateral.                                  -26-
          9.14.   Pollution and Environmental Control.                     -26-
          9.15.   Possession of Permits.                                   -26-
          9.16.   Subsidiaries.                                            -26-
          9.17.   Federal Taxpayer Identification Number.                  -26-
          9.18.   Employee Benefit Plans.                                  -26-

    10.   AFFIRMATIVE COVENANTS.                                           -27-
          10.1.   Records Respecting Collateral.                           -27-
          10.2.   Further Assurances.                                      -27-
          10.3.   Right to Inspect.                                        -27-
          10.4.   Reports.                                                 -27-
          10.5.   Settlement Reports.                                      -28-
          10.6.   Periodic Financial Statements.                           -28-
          10.7.   Annual Financial Statements.                             -28-

          10.8.   Payment of Taxes.                                        -28-
          10.9.   Maintenance of Insurance.                                -28-
          10.10.  Maintenance of Property and Management.                  -29-
          10.11.  Certificate of No Default.                               -29-
          10.12.  Change of Principal Place of Business.                   -29-
          10.13.  Waivers.                                                 -29-
          10.14.  Preservation of Corporate Existence.                     -29-
          10.15.  Compliance With Laws.                                    -29-
          10.16.  Subordinations.                                          -30-
          10.17.  Certain Required Notices.                                -30-
          10.18.  Projections.                                             -30-
          10.19.  Bank Accounts.                                           -30-
          11.     NEGATIVE COVENANTS.                                      -30-
          11.1.   Encumbrances                                             -30-
          11.2.   Debt for Money Borrowed                                  -31-
          11.3.   Contingent Liabilities.                                  -32-
          11.4.   Dividends.                                               -32-
          11.5.   Redemption                                               -32-
          11.6.   Restricted Investments                                   -32-
          11.7.   Mergers.                                                 -32-
          11.8.   Business Locations                                       -32-
          11.9.   Affiliate Transactions                                   -32-
          11.10.  Subsidiaries                                             -32-
          11.11.  Fiscal Year                                              -33-
          11.12.  Disposition of Assets                                    -33-
          11.13.  Federal Taxpayer Identification Number                   -33-
          11.14.  Employee Benefit Plans                                   -33-
          11.15.  Capital Expenditures and Leases                          -33-

    12.   FINANCIAL COVENANTS.                                             -33-

    13.   EVENTS OF DEFAULT.                                               -33-
          13.1.   Obligations.                                             -33-
          13.2.   Misrepresentations.                                      -33-
          13.3.   Certain Covenants.                                       -33-
          13.4.   Other Covenants.                                         -34-
          13.5.   Other Debts.                                             -34-
          13.6.   Voluntary Bankruptcy.                                    -34-
          13.7.   Involuntary Bankruptcy.                                  -34-
          13.8.   Damage, Loss, Theft or Destruction of Collateral.        -34-
          13.9.   Judgments.                                               -34-
         13.10.   Bankruptcy of Affiliate.                                 -35-

         13.11.   Material Adverse Effect.                                 -35-
         13.12.   Change of Control.                                       -35-
         13.13.   Material Contract.                                       -35-

    14.  REMEDIES.                                                         -35-
         14.1.    Acceleration of the Obligations.                         -35-
         14.2.    Interest Rate.                                           -36-
         14.3.    Remedies of a Secured Party.                             -36-
         14.4.    Repossession of the Collateral.                          -36-
         14.5.    Other Remedies.                                          -36-
         14.6.    Set Off.                                                 -36-

    15.  MISCELLANEOUS.                                                    -36-
         15.1.    Waiver.                                                  -36-
         15.2.    Governing Law.                                           -37-
         15.3.    Survival.                                                -37-
         15.4.    No Assignment by Borrower.                               -37-
         15.5.    Counterparts.                                            -37-
         15.6.    Reimbursement.                                           -37-
         15.7.    Successors and Assigns.                                  -38-
         15.8.    Severability.                                            -38-
         15.9.    Notices.                                                 -38-
         15.10.   Entire Agreement; Amendments.                            -38-
         15.11.   Time of Essence.                                         -38-
         15.12.   Interpretation.                                          -38-
         15.13.   Lender Not a Joint Venturer.                             -39-
         15.14.   Jurisdiction.                                            -39-
         15.15.   Acceptance.                                              -39-
         15.16.   Payment on Non-Business Days.                            -39-
         15.17.   Cure of Defaults by Lender.                              -39-
         15.18.   Recitals.                                                -39-
         15.19.   Attorney-in-Fact.                                        -39-
         15.20.   Sole Benefit.                                            -40-
         15.21.   Indemnification.                                         -40-
         15.22.   JURY TRIAL WAIVER.                                       -40-

    16.  CONDITIONS PRECEDENT.                                             -40-
         16.1.    Secretary's Certificate.                                 -40-
         16.2.    Good Standing Certificates.                              -41-
         16.3.    Articles/By-Laws.                                        -41-
         16.4.    Loan Documents and any Guaranty.                         -41-
         16.5.    Insurance.                                               -41-
         16.6.    Financing Statements.                                    -41-
         16.7.    Opinion of Counsel.                                      -41-

         16.8.    Landlord Agreements.                                     -41-
         16.9.    No Default.                                              -41-
         16.10.   Field Examination.                                       -41-
         16.11.   Telephone Instruction Letter.                            -41-
         16.12.   Disbursements Letter.                                    -42-
         16.13.   Settlement Report.                                       -42-
         16.14.   Availability.                                            -42-
         16.15.   Evidence of Perfection and Priority of Liens             -42-
         16.16.   No Material Adverse Change                               -42-
         16.17.   Other.                                                   -42-



EXHIBITS
--------

EXHIBIT  A     Borrower  Information
EXHIBIT  B     Master  Note
EXHIBIT  C     Certificate  of  No  Default
EXHIBIT  D     Settlement  Report
EXHIBIT  E     Material  Contracts

Schedule 11.1(b)     Encumbrances
Schedule 11.2(b)     Debt for Money Borrowed
Schedule 11.3        Contingent Obligations

Supplement  A     Financial  Covenants

                      LOAN  AND  SECURITY  AGREEMENT
                      ------------------------------

     THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is made, entered into and effective as of November 3, 2000, by and between CONCURRENT COMPUTER CORPORATION, a Delaware corporation ("Borrower"); and WACHOVIA BANK, N.A., a national banking association ("Lender");


                       W I T N E S S E T H :
                       - - - - - - - - - -


     WHEREAS, Borrower has applied to Lender for financing of the type or types more particularly described hereinbelow; and

     WHEREAS, Lender is willing to extend financing to Borrower in accordance with the terms hereof upon the execution of this Agreement by Borrower, compliance by Borrower with all of the terms and provisions of this Agreement and fulfillment of all conditions precedent to Lender's obligations herein contained;

     NOW, THEREFORE, to induce Lender to extend the financing provided for herein, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged by Borrower, Lender and Borrower agree as follows:

     1.   DEFINITIONS,  TERMS  AND  REFERENCES
          ------------------------------------

          1.1     CERTAIN  DEFINITIONS.  In  addition  to  such  other  terms as
                  ---------------------
elsewhere defined herein, as used in this Agreement, in any Exhibits and in any Supplements, the following terms shall have the following meanings:

     "Accounts  Receivable  Collateral"  shall  mean  and  include all accounts,
      --------------------------------
instruments, chattel paper and general intangibles, including, without limitation, all rights of Borrower to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, and together with all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired or arising.

     "Account  Debtor"  shall  mean  the  Person  who is obligated on any of the
      ---------------
Accounts Receivable Collateral or otherwise is obligated as a purchaser or lessee of any of the Inventory Collateral.

     "Advance"  shall  mean an advance of borrowed funds made by Lender to or on
      -------
behalf  of  Borrower  under  the  Line  of  Credit.

     "Affiliate" shall mean, with respect to any Person, any Person Controlling,
      ---------
Controlled by or under common Control with such Person or any director, officer or employee of such Person. For purposes hereof, the Principal(s) and each Subsidiary shall at all times be considered an "Affiliate" of Borrower.

     "Agreement"  shall  mean  this  Loan  and  Security Agreement, as it may be
      ---------
amended  or  supplemented  from  time  to  time.

     "Applicable Commitment Fee Margin" shall mean the following, based upon the
      --------------------------------
Consolidated  Funded  Debt/Consolidated  EBITDA  Ratio  (the  "Test  Ratio"):

              Consolidated  Funded                    Applicable  Commitment
         Debt/Consolidated  EBITDA  Ratio                        Fee  Margin
         --------------------------------          -------------------------

             Greater than or equal to 4.0 to 1.0            0.375%

             Less than 4.0 to 1.0  but greater than         0.375%
             or  equal  to  3.0  to  1.0

             Less than 3.0 to 1.0 but greater than           0.25%
             or  equal  to  2.0  to  1.0

             Less than 2.0 to 1.0                            0.25%

Lender shall determine whether any adjustment to the Applicable Commitment Fee Margin is to be made quarterly, based on Borrower's financial statements as of and for each Fiscal Quarter end delivered to Lender pursuant to Section 10.6;
provided  that  if such financial statements are not timely delivered to Lender,
-------
then an adjustment to the Applicable Commitment Fee Margin shall be made based on an assumed delivery of said financial statements reflecting a Test Ratio of
4.0  to  1.0, provided further that if any Default Condition or Event of Default
              -------- -------
shall then exist, no adjustment downward shall occur. Each such adjustment to the Applicable Commitment Fee Margin shall become effective as of the first day of the calendar month following the date on which such financial statements are delivered (or deemed delivered) to Lender, and shall remain effective unless and until any subsequent adjustment becomes effective in accordance with the terms of this definition. In the event that the annual audit report of Borrower for any Fiscal Year shall require restatement of financial statements of Borrower and such restatement shall effect the Test Ratio and would have required a different Applicable Commitment Fee Margin to be in effect for prior periods, then Lender at its option, may require Borrower to make additional payments for such prior periods in amounts not to exceed the difference between the Applicable Commitment Fee Margin paid in respect of such prior periods and the amount that would have been payable in respect of such periods under the effected Test Ratio.

     "Applicable  Rate"  shall  mean  the interest rate per annum payable on the
      ----------------
Obligations,  as  is  defined  and more particularly described in Section 2.2.1.

     "Assignment  of Claims Act" shall mean the federal Assignment of Claims Act
      -------------------------
of  1940,  as  it  may  be  amended  from  time  to  time.

     "Availability"  shall  mean  the amount that Borrower is entitled to borrow
      ------------
from time to time as Advances, such amount being the difference derived when the sum of the principal amount of Advances then outstanding (including any amounts that Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and that have not been reimbursed by Borrower) is subtracted from the Margin. If the amount outstanding is equal to or greater than the Margin Requirement, Availability is 0.

     "Availability  Reserve" shall mean on any date of determination thereof, an
      ---------------------
amount equal to the sum of the following (without duplication): (i) all amounts of past due rent, fees or other charges owing at such time by Borrower to any landlord of any premises where any of the Collateral is located or to any processor, repairman, mechanic or other Person who is in possession of any Collateral or has asserted any Lien or claim thereto; (ii) any amounts which Borrower is obligated to pay pursuant to the provisions of any of the Loan Documents that Lender elects to pay for the account of Borrower in accordance with authority contained in any of the Loan Documents; (iii) the face amount of any Letter of Credit; and (iv) such additional reserves as Lender in its reasonable credit judgment may elect to impose from time to time.

     "Average  Line  of  Credit  Balance" shall mean, for any period, the amount
      ----------------------------------
obtained by adding the aggregate of the unpaid balance of Advances outstanding at the end of each day during the period in question plus the aggregate of the
                                                       ----
Letter of Credit Obligations at the end of each day for the period in question, and by dividing such sum by the number of days in such period.

     "Balances  Collateral" shall mean all property of Borrower left with Lender
      --------------------
or in Lender's possession, custody or control now or hereafter, all deposit accounts of Borrower now or hereafter opened with Lender, all certificates of deposit issued by Lender to Borrower, and all drafts, checks and other items deposited in or with Lender by Borrower for collection now or hereafter.

     "Bankruptcy  Code" shall mean Title 11 of the United States Code, as it may
      ----------------
be  amended  from  time  to  time.

     "Borrower"  shall  have  the  meaning given to such term in the preamble to
      --------
this  Agreement.

     "Borrowings"  shall mean advances of borrowed funds made hereunder to or on
      ----------
behalf  of  Borrower.

     "Business  Day" shall mean a day on which Lender is open for the conduct of
      -------------
banking business at its principal office in Atlanta, Georgia; provided, however,
                                                              --------  -------
that for purposes of determining the timing of requests for, and establishing the Applicable Rate, on LIBOR Borrowings,
"Business  Day"  shall mean, additionally, any day on which dealings with United
 -------------
States Dollar deposits are also being carried out by Lender in the London interbank Eurodollar market.

     "Business  Interruption Assignment" shall mean the Collateral Assignment of
      ---------------------------------
Business Interruption Insurance to be executed by Borrower on the Closing Date in favor of Lender, as security for the payment and performance of the Obligations.

     "Capital  Expenditures"  shall mean all expenditures made in respect of the
      ---------------------
cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, having a useful life of more than one (1) year, including, without limitation, those arising in connection with the direct or indirect acquisition of such assets by way of increased product or service charges or offset items or in connection with Capital Leases.

     "Capital  Lease"  shall mean any lease of property that, in accordance with
      --------------
GAAP,  should  be  reflected  as  a  liability on the balance sheet of a Person.

     "Change of Control" shall mean the transfer (in one transaction or a series
      -----------------
of transactions) of all or substantially all of the assets of Borrower to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act); the liquidation or dissolution of Borrower or the adoption of a plan by the stockholders of Borrower relating to the dissolution or liquidation of such Borrower; the acquisition by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership, directly or indirectly, of fifty (50%) percent or more of the voting power of the total outstanding equity interests of Borrower or the Board of Directors of such Borrower; during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Borrower (together with any new directors whose nomination for election by the stockholders of such Borrower was approved by a vote of at least sixty-six and two-thirds (66 2/3%) percent of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of such Borrower then still in office.

     "Closing  Date"  shall  mean  the  date  indicated  on  the  first  page.
      -------------

     "Collateral"  shall mean the property of Borrower described in Article 3 in
      ----------
which Lender has, or is to have, a security interest as security for the payment of the Obligations.

     "Collateral Locations" shall mean the Executive Office and those additional
      --------------------
locations,  if  any,  set  forth  and  described on Exhibit "A" attached hereto.
                                                    -----------

     "Collateral  Reserve  Account"  shall mean any non-interest bearing, demand
      ----------------------------
deposit account which Borrower is or may be required to open and maintain with Lender pursuant to the requirements of Section 4.4.

     "Consolidated" shall mean  the consolidation in accordance with GAAP of the
      ------------
accounts  or  other  items  as  to  which  such  term  applies.

     "Consolidated  EBIT" shall mean for any period, the Consolidated Net Income
      ------------------
of  Borrower  and  its  Consolidated  Subsidiaries,  plus  Consolidated Interest
                                                     ----
Expense of Borrower and its Consolidated Subsidiaries and any taxes paid or payable with respect to such period by Borrower or its Consolidated Subsidiaries.

     "Consolidated  EBITDA"  shall mean for any period, the sum of the following
      --------------------
during such period calculated on a Consolidated basis: (i) Consolidated EBIT of Borrower and its Consolidated Subsidiaries plus (ii) depreciation and
                                                ----
amortization of Borrower and its Consolidated Subsidiaries calculated in accordance with GAAP.

     "Consolidated Fixed Charge Coverage Ratio" shall mean,  for any period, the
      ----------------------------------------
ratio of (i) Consolidated EBITDA for such period plus operating lease and rent expense for such period to (ii) the sum of operating lease and rent expense for such period plus Consolidated Fixed Charges for such period.
              ----

     "Consolidated  Fixed  Charges"  shall  mean,  for  any  period,  the sum of
      ----------------------------
Borrower's and its Consolidated Subsidiaries' Consolidated Interest Expense during such period.

     "Consolidated  Funded Debt" shall mean, for any period, the sum of all Debt
      -------------------------
for  Money  Borrowed  of  Borrower  and  its  Consolidated  Subsidiaries  plus
                                                                          ----
Subordinated  Debt.

     "Consolidated  Funded  Debt/EBITDA  Ratio"  shall  mean,  at  any  date  of
      ----------------------------------------
determination,  the  ratio  of  Consolidated Funded Debt to Consolidated EBITDA.

     "Consolidated  Interest  Expense"  shall  mean  for  any  period,  interest
      -------------------------------
(whether expensed or capitalized) in respect of Debt of Borrower or its Consolidated Subsidiaries outstanding during such period, determined on a Consolidated basis in accordance with GAAP.

     "Consolidated  Net  Income"  shall  mean  for any period, the net income of
      -------------------------
Borrower and its Consolidated Subsidiaries determined on a Consolidated basis in accordance with GAAP.

     "Consolidated  Subsidiaries"  shall mean those Subsidiaries of Borrower (if
      --------------------------
any) existing from time to time which, for purposes of GAAP, are required to be consolidated for financial reporting purposes.

     "Consolidated  Tangible  Net Worth" shall mean with respect to Borrower and
      ---------------------------------
its Consolidated Subsidiaries, total shareholder's equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock), plus Subordinated Debt on a Consolidated basis, which would
                   ----
appear  as such on a balance sheet of Borrower prepared in accordance with GAAP.

     "Consolidated  Total  Liabilities"  shall  mean  on any date, the amount at
      --------------------------------
which all of the liabilities of Borrower and its Consolidated Subsidiaries would be properly classified as liabilities on a balance sheet at such date in accordance with GAAP.

     "Control",  "Controlled"  or  "Controlling" shall mean, with respect to any
      -------     ----------        -----------
Person, the power to direct the management and policies of such Person, directly, indirectly, whether through the ownership of voting securities or otherwise; provided, however, that, in any event, any Person which owns directly
           -----------------
or indirectly twenty-five percent (25%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation shall be deemed to "Control" such corporation for purposes of this Agreement.

     "Copyright  Security Agreement" shall mean the Copyright Security Agreement
      -----------------------------
to be executed by Borrower on the Closing Date in favor of Lender, as security for the payment and performance of the Obligations.

     "Debt"  shall  mean  all  liabilities,  obligations  and  indebtedness of a
      ----
Person, of any kind or nature, whether now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, and whether primary, secondary, direct, contingent, fixed or otherwise, including, without in any way limiting the generality of the foregoing: (i) all obligations, liabilities and indebtedness secured by any Lien on a Person's property, even though such Person shall not have assumed or become liable for the payment thereof; (ii) all obligations or liabilities created or arising under any Capital Lease, conditional sale or other title retention agreement; (iii) all accrued pension fund and other employee benefit plan obligations and liabilities; (iv) all Guaranteed Obligations; (v) any liabilities under, or associated with, interest rate protection agreements; and (vi) all deferred taxes.

     "Default  Condition"  shall  mean  the occurrence of any event which, after
      ------------------
satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

     "Default Rate" shall mean that interest rate per annum equal to two percent
      ------------
(2%) per annum in excess of the otherwise Applicable Rate payable on any Obligation.

     "Deposit  Account  Assignment"  shall  mean  the  Collateral Assignments of
      ----------------------------
Deposit Accounts to be executed by Borrower on or before the Closing Date in favor of Lender as security for the payment and performance of the Obligations.

     "Eligible  Accounts"  shall  mean  that  portion of the Accounts Receivable
      ------------------
Collateral consisting of trade accounts receivable which are actually owing to Borrower by its Account Debtors and which are at all times subject to a duly perfected, first priority security interest in favor of Lender, excluding,
                                                                      ----------
however,  in  any  event  any  such  account:
-------

          (i) which has payment terms that exceed ninety (90) days past the invoice date,

          (ii) with respect to which any portion thereof is more than sixty (60) days past the due date or more than ninety (90) days past invoice date;

          (iii)  which  is  owing  by  any  Affiliate  of  Borrower;

          (iv) which is owing by any Account Debtor having twenty-five percent (25%) or more in face value of its then existing accounts with Borrower ineligible hereunder pursuant to the operation and effect of clauses (i) and
(ii) above; (v) the assignment of which is subject to any requirements set forth in the Assignment of Claims Act;

          (vi) which is owing by any Account Debtor whose accounts, in face amount, with Borrower exceed ten percent (10%) of Borrower's Eligible Accounts (other than AT&T, Charter Communications, Comcast, Cox Communications, Adelphia, Cablevision, Time Warner and their respective Subsidiaries or Affiliates, to the extent not otherwise deemed ineligible by Lender hereunder based upon its reasonable credit judgment which shall not exceed such percentage, if any, as Lender may establish by written notice to Borrower from time to time based upon its reasonable credit judgment), but only to the extent of such excess;

          (vii) which is owed by, billed to, or will be paid by an Account Debtor not located in the United States;

          (viii) which is owing by an Account Debtor that is also a creditor of Borrower and is subject to no counterclaim, defense, setoff or deduction, but only to the extent of Borrower's indebtedness to such creditor;

          (ix)  which  arises  from  a  bill  and  hold  arrangement;

          (x) which is owing by an Account Debtor not deemed creditworthy by Lender based upon its reasonable credit judgment; or

          (xi) which has otherwise been determined by Lender not to be eligible for purposes hereof based upon its reasonable credit judgment.

     "Employee  Benefit  Plan"  shall  mean any employee welfare benefit plan as
      -----------------------
that term is defined in Section 3(1) of ERISA, any employee pension benefit plan, as that term is defined in Section 3(2) of ERISA or any other plan which is subject to the provisions of Title IV of ERISA or which is for the benefit of any employees of Borrower and any employees of any Subsidiary or any other entity which is a member of a controlled group or under common control with Borrower, as such terms are defined in Section 4001(a)(14) of ERISA.

     "Environmental  Laws"  shall mean all federal, state and local laws, rules,
      -------------------
regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters, whether now or hereafter existing, including, but not limited to state and federal superlien and environmental cleanup laws and U.S. Department of Transportation regulations and any other state or local law or regulation relating to pollution, reclamation, or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into air, water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes.

     "Equipment  Collateral"  shall mean all equipment and fixtures of Borrower,
      ---------------------
whether now owned or hereafter acquired, wherever located, including, without limitation, all machinery, furniture, furnishings, leasehold improvements, computer equipment, motor vehicles, forklifts, rolling stock, dies and tools used or useful in Borrower's business operations.

     "ERISA"  shall mean the Employee Retirement Income Security Act of 1974, as
      -----
may  be  amended  from  time  to  time.

     "Event  of Default" shall mean any of the events or conditions described in
      -----------------
Article 13, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

     "Executive Office" shall mean the address of Borrower designated as such on
      ----------------
Exhibit  "A".
------------

     "Fiscal  Year",  in respect of a Person, shall mean the fiscal year of such
      ------------
Person employed by such Person as of the Closing Date, and designated as such on Exhibit "A" as to Borrower. The terms "Fiscal Quarter" and "Fiscal Month" shall
-----------                             --------------       ------------
correspond  accordingly  thereto.

     "GAAP"  shall  mean  generally  accepted accounting principles consistently
      ----
applied  for  the  period  or  periods  in  question.

     "Guaranteed  Obligations"  shall  mean,  with  respect  to  any Person, all
      -----------------------
obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligation of any other Person or assure or in effect assure the holder of any such obligations against loss in respect thereof.

     "Guarantor"  shall  mean,  individually  and  collectively,  any  and  all
      ---------
accommodation makers, endorsers, guarantors or sureties from whom Lender may require the endorsement of any note or their execution of any contract of guaranty or suretyship guaranteeing payment of any of the Obligations. The term "Individual Guarantor" shall mean each Guarantor who is natural person and the
 ---------------------
term  "Company  Guarantor"  shall  mean  all  other  Guarantors.
       ------------------

     "Guaranty"  shall  mean  any  agreement  or  other  writing  executed  by a
      --------
Guarantor  guaranteeing  payment  of  any  of  the  Obligations.

     "Intangibles  Collateral"  shall  mean all general intangibles of Borrower,
      -----------------------
whether now existing or hereafter acquired or arising, including, without limitation, all copyrights, royalties, tax refunds, rights to tax refunds, trademarks, trademark applications, trade names, service marks, patents, patent applications, proprietary rights, blueprints, drawings, designs, trade secrets, source codes, plans, diagrams, schematics and assembly and display materials relating thereto, all customer lists, all books and records and all computer software and programs.

     "Interest Period" shall mean, in respect of Borrowings, a period commencing
      ---------------
on the first day of each calendar month and ending on the last day of each calendar month; provided, that the initial Interest Period shall commence on the
                --------  ----
Closing  Date  and  shall end on the last day of the calendar month in which the
Closing  Date  occurs;  provided,  further, that any Interest Period which would
                        --------   -------  ----
otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, and any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

"Interest  Rate Determination Date" shall mean in respect of Borrowings, two (2)
 ---------------------------------
Business  Days  prior  to  the  first  day  of  each  Interest  Period.

     "Inventory  Collateral"  shall  mean all inventory of Borrower, whether now
      ---------------------
owned or hereafter acquired, wherever located, including, without limitation, all goods of Borrower held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, spare parts, repair parts, returned and repossessed goods, all raw materials, work-in-process, finished goods and supplies used or consumed in Borrower's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing.

     "Investment  Property"  shall  mean all securities (whether certificated or
      --------------------
uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts.

     "Lender"  shall have the meaning given to such term in the preamble to this
      ------
Agreement.

     "Letter  of  Credit"  shall  have the meaning given to such term in Section
      ------------------
2.1.2.

     "Letter  of  Credit  Obligations"  shall  mean  all obligations of Borrower
      -------------------------------
arising in respect of Letters of Credit, including, without limitation, (i) all contingent liabilities arising in respect of Letters of Credit issued, but not drawn upon, and (ii) all reimbursement liabilities arising in respect of drawings made under Letters of Credit.

     "LIBOR  Borrowings"  shall  mean  those  Borrowings  which Borrower elects,
      -----------------
pursuant to Section 2.2.1, to bear interest at a rate per annum determined by reference to the LIBOR Rate.

     "LIBOR  Rate"  shall mean, with respect to any Interest Period, an interest
      -----------
rate per annum computed by dividing: (x) the rate per annum determined by Lender from time to time on the basis of the offered rate for deposits in United States dollars in the London interbank borrowing market of amounts equal to or comparable to the amount of a requested borrowing under the Line of Credit to which such Interest Period relates offered for a term comparable to such Interest Period, which rate appears on the display designated as page "3750" of the Telerate Service (or such other page as may replace page "3750" of that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for United States dollar deposits) as of 11:00 a.m., London time, on the Interest Rate Determination Date applicable to such Interest Period, which rate shall be rounded upward, to the next higher 1/10,000 of 1%; provided, however,
                                                              -----------------
that if more than one such offered rate appears on such page, the offered rate shall be deemed to be the arithmetic average (rounded upward, if necessary, to the next higher of 1/100 of 1%) of such offered rates; by (y) the number 1 minus
                                                                           -----
any then applicable percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or its successor) for determining the maximum reserve requirement for a member of the Federal Reserve System in respect of "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on such Borrowings is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of Lender to United States residents). The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the percentage described in the foregoing clause (y).

     "Lien"  shall  mean  any  deed  to  secure debt, deed of trust, mortgage or
      ----
similar instrument, and any lien, security interest, preferential arrangement which has the practical effect of constituting a security interest, security title, pledge, charge, encumbrance or servitude of any kind, whether by consensual agreement or by operation of statute or other law, and whether voluntary or involuntary, including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof.

     "Line  of Credit" shall refer to the line of credit in the principal amount
      ---------------
of up to $15,000,000 opened by Lender in favor of Borrower pursuant to the provisions of Section 2.1.1.

     "Loan  Documents"  shall  mean  this  Agreement,  the  Notes,  the Business
      ---------------
Interruption Assignment, the Deposit Account Assignment, Trademark Security Agreement, the Copyright Security Agreement, any financing statements covering portions of the Collateral, and any and all other documents, instruments, certificates and agreements executed and/or delivered by Borrower in connection herewith, or any one, more, or all of the foregoing, as the context shall require.

     "Margin"  shall mean an amount equal to up to eighty-five percent (85%) (or
      ------
such greater or lesser percentage which Lender shall establish by written notice to Borrower in accordance with Section 2.1.1.(b)) of the face dollar amount of Eligible Accounts as of the date of determination.

     "Margin  Requirement"  shall  have  the  meaning  ascribed  to such term in
      -------------------
Section  2.1.1.

     "Master  Note"  shall  mean  the master promissory note, dated of even date
      ------------
herewith, as amended or supplemented from time to time, in a principal amount equal to the maximum amount of the Line of Credit, evidencing advances to be obtained by Borrower under the Line of Credit, together with any renewals or extensions thereof, in whole or in part. The Master Note shall be substantially in the form of Exhibit "B".
                   ------------

     "Material  Adverse  Effect"  shall  mean  with  respect  to any event, act,
      -------------------------
condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon any of (a) the financial condition, operations, business or properties of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Lender under any of the Loan Documents or any documents, instruments or agreements executed and/or delivered by any Person other than Borrower in conjunction with the Loan Documents, or the ability of the Borrower to perform its obligations under any of the Loan Documents, or (c) the legality, validity or enforceability of any of the Loan Documents or any documents, instruments or agreements executed and/or delivered by any Person other than Borrower in conjunction with the Loan Documents.

     "Material  Contract"  shall  mean  each  agreement  listed  on  Exhibit "E"
      ------------------                                             -----------
attached  hereto.

     "Money  Borrowed"  shall  mean,  as applied to any Person, (i) Debt arising
      ---------------
from the lending of money by any other Person to such Person; (ii) Debt, whether or not in any such case arising from the lending of money by another Person to such Person, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Debt that constitutes a Capital Lease; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Debt of such Person under any guaranty of obligations that would constitute Debt for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Person.

     "Notes"  shall  mean,  collectively,  the  Master  Note  and  any  other
      -----
instrument(s)  at  any  time  evidencing  all or any portion of any Obligations.

     "Obligations"  shall mean any and all Debt of Borrower to Lender, including
      -----------
without limiting the generality of the foregoing, any indebtedness, liability or obligation of Borrower to Lender under any loan made to Borrower by Lender prior to the date hereof and any and all extensions or renewals thereof in whole or in part; any Debt of Borrower to Lender arising hereunder or as a result hereof, whether evidenced by the Notes, constituting Letter of Credit Obligations or otherwise, and any and all extensions or renewals thereof in whole or in part; any Debt of Borrower to Lender under any later or future advances or loans made by Lender to Borrower, and any and all extensions or renewals thereof in whole or in part; and any and all future or additional Debt of Borrower to Lender whatsoever and in any event, whether existing as of the date hereof or hereafter arising, whether arising under a loan, lease, credit card arrangement, line of credit, letter of credit or other type of financing, and whether direct, indirect, absolute or contingent, as maker, endorser, guarantor, surety or otherwise, and whether evidenced by, arising out of, or relating to, a promissory note, bill of exchange, check, draft, bond, letter of credit, guaranty agreement, bankers' acceptance, foreign exchange contract, interest rate protection agreement, commitment fee, service charge or otherwise.

     "Permitted  Encumbrances"  shall  mean  (i) Liens for taxes not yet due and
      -----------------------
payable or being actively contested as permitted by this Agreement, only if such Liens do not adversely affect Lender's rights or the priority of Lender's security interest in the Collateral; (ii) carriers', warehousemen's mechanics, materialmen's, repairmen's or other like Liens arising in the ordinary course of business, payment for which is not yet due or which are being actively contested in good faith and by appropriate, lawful proceedings, but only if such Liens are and remain junior to Liens granted in favor of Lender; (iii) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (iv) deposits to secure the performance of utilities, leases, statutory obligations and surety and appeal bonds and other obligations of a like nature arising by statute or under customary terms regarding depository relationships on deposits held by financial institutions with whom Borrower has a banker-customer relationship; (v) typical restrictions imposed by licenses and leases of software (including location and transfer restrictions); and (vi) Liens in favor of Lender.

     "Person"  shall  mean  any  individual,  partnership,  corporation, limited
      ------
liability company, joint venture, joint stock company, trust, governmental unit or other entity.

     "Prime  Borrowings"  shall  mean  those  Borrowings  which Borrower elects,
      ------------------
pursuant to Section 2.2.1, to bear interest at a rate per annum determined by reference to the Prime Rate.

     "Prime  Rate" refers to that interest rate so denominated and set by Lender
      -----------
from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Lender. Lender extends credit at interest rates above and below the Prime Rate.

     "Principal(s)"  shall  mean  Steven  R.  Norton  and  Jack  Bryant.
      ------------

     "Purchase  Money  Lien"  shall  mean  any  Lien  granted by Borrower or any
      ---------------------
Subsidiary from time to time to vendors or financiers of equipment to secure the payment of the purchase price thereof so long as (i) such Liens extend only to the specific equipment so purchased, (ii) secure only such deferred payment obligation and related interest, fees and charges and no other Debt, and (iii) are promptly released upon the payment in full of such purchase price and related interest, fees and charges.

     "Restricted Investment" shall mean any investment in cash or by delivery of
      ---------------------
property to any Person, whether by acquisition of stock, indebtedness or other obligation or security, or by loan, advance or capital contribution, or otherwise, or in any property except that investments consisting of the following shall not constitute "Restricted Investments": (i) property used or to be used in the ordinary course of business; (ii) current assets arising from the sale of goods or the provision of services in the ordinary course of business; and (iii) loans or advances to employees for salary, commissions, travel or the like, made in the ordinary course of business.

     "Subordinated  Debt"  shall  mean  any  unsecured  Debt  of Borrower or any
      ------------------
Subsidiary to any Person which, by written agreement in form and substance satisfactory to Lender, has been subordinated in right of payment and claim, to the rights and claims of Lender in respect of the Obligations, on terms and conditions satisfactory to Lender.

     "Subsidiary"  shall mean any corporation, partnership, business association
      ----------
or other entity (including any Subsidiary of any of the foregoing) of which Borrower owns, directly or indirectly, fifty percent (50%) or more of the capital stock or equity interest having ordinary power for the election of directors or others performing similar functions.

     "Termination Date" shall mean the earliest to occur of the following dates:
      ----------------
(i) that date on which, pursuant to Section 14, Lender terminates the Line of Credit (or the Line of Credit is deemed automatically terminated) subsequent to the occurrence of an Event of Default; or (ii) June 30, 2002, or such later date as to which Lender may agree in writing from time to time hereafter.

     "Termination Event" shall have the meaning ascribed to such term in Section
      -----------------
2.4  of  this  Agreement.

     "Trademark  Security Agreement" shall mean the Trademark Security Agreement
      -----------------------------
to be executed by Borrower on the Closing Date in favor of Lender, as security for the payment and performance of the Obligations.

     "UCC"  shall mean the Uniform Commercial Code (or any successor statute) as
      ---
adopted and in force in the State of Georgia or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

          1.2.     USE  OF  DEFINED  TERMS.  All terms defined in this Agreement
                   -----------------------
and the Exhibits shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

          1.3.     ACCOUNTING  TERMS.  All  accounting  terms  not specifically
                   -----------------
defined herein shall have the meanings generally attributed to such terms under GAAP.

          1.4.     UCC  TERMS.  The  terms  "accounts",  "chattel  paper",
                   ----------
"instruments", "general intangibles", "inventory", "equipment" and "fixtures", as and when used in the Loan Documents, shall have the same meanings given such terms under the UCC.


          1.5.     TERMINOLOGY.  All  personal  pronouns used in this Agreement,
                   -----------
whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses, Exhibits or Supplements shall refer to the corresponding Article, Section, Subsection, paragraph, clause, subclause of, or Exhibit or Supplement attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions of, or Exhibit or Supplement to, another document or instrument. Wherever in this Agreement reference is made to any instrument, agreement or other document, including, without limitation, any of the Loan Documents, such reference shall be understood to mean and include any and all amendments thereto or modifications, restatements, renewals or extensions thereof. Wherever in this Agreement reference is made to any statute, such reference shall be understood to mean and include any and all amendments thereof and all regulations promulgated pursuant thereto. Whenever any matter set forth herein or in any Loan Document is to be consented to or satisfactory to Lender, or is to be determined, calculated or approved by Lender, then, unless otherwise expressly set forth herein or in any such Loan Document, such consent, satisfaction, determination, calculation or approval shall be in Lender's sole discretion, exercised in good faith and, where required by law, in a commercially reasonable manner, and shall be conclusive absent manifest error.

          1.6.     EXHIBITS.  All Exhibits attached hereto are by reference made
                   --------
a part  hereof.

          2.     THE  FINANCING.
                 ---------------

          2.1    EXTENSIONS  OF  CREDIT.
                 -----------------------

               2.1.1.  LINE  OF  CREDIT.
                      -----------------

               (a) On the Closing Date, subject to fulfillment of all conditions precedent set forth in Section 16, Lender agrees to open the Line of Credit in favor of Borrower so that, during the period from the Closing Date to, but not including, the Termination Date, so long as there is not in existence any Default Condition or Event of Default and the borrowing will not cause a Default Condition or Event of Default to exist, Borrower may borrow and repay and reborrow Advances up to a maximum aggregate principal amount outstanding at any one time equal to the original principal amount of the Line of Credit; subject, however, to the requirement that at no time shall the aggregate
------------------
principal  amount  of (i) outstanding Advances plus (ii) the aggregate amount of
                                               ----
Letter of Credit Obligations exceed the Margin (such requirement being referred to herein as the "Margin Requirement"); and subject, further, to the requirement
                  ------------------        ----------------
that  if,  at  any  time  hereafter,  the  Margin  Requirement is not satisfied,

Borrower will immediately repay the then principal balance of the Master Note by that amount necessary to satisfy the Margin Requirement. All proceeds so obtained under the Line of Credit may be used by Borrower for working capital, capital expenditures and other general corporate purposes in such manner as Borrower may elect in the ordinary course of its business operations. The Debts arising from Advances made to or on behalf of Borrower under the Line of Credit shall be evidenced by the Master Note, which shall be executed by Borrower and delivered to Lender on the Closing Date. The outstanding principal amount of the Master Note may fluctuate from time to time, but shall be due and payable in full on the Termination Date, and each Advance thereunder shall bear interest from the date of such Advance until paid in full at the Applicable Rate, calculated and payable in the manner described in Section 2.2.1. Subject to any contrary provisions of Section 2.2.1 in respect of LIBOR Borrowings, Borrower shall have the option to request Advances under the Line of Credit by telephone or in a writing delivered to Lender not later than 11:00 a.m. (Atlanta, Georgia time)  on  the  date  of  the  requested  Advance;  provided,  however, that any
                                                    ------------------
telephone requests shall be confirmed in a writing not later than the Business Day following the disbursement of the requested Advance.

               (b) Lender shall be entitled from time to time to impose any Availability Reserve against the Margin and the availability under the Line of Credit that it deems necessary as security for payment of the Obligations. Lender may also, in its reasonable credit judgement from time to time upon not less than five (5) days prior notice to Borrower, reduce the Margin with respect to Eligible Accounts to the extent that Lender determines in good faith that the dilution with respect to the Eligible Accounts for any period (based on the ratio of the aggregate amount of reductions in Eligible Accounts other than as a result of payments in cash to the aggregate amount of total sales) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or the general creditworthiness of Account Debtors has declined. In determining whether to reduce the Margin, Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts or in establishing Availability Reserves.

               2.1.2.  LETTERS OF CREDIT.  In addition to the foregoing, so long
                       ------------------
as the Line of Credit remains open, Borrower shall have the further right to apply for, commercial or standby letters of credit ("Letters of Credit") to be
                                                       -----------------
issued by Lender for use by Borrower in the ordinary course of its business operations pursuant to a separate application and agreement (one per each Letter
                                                             -------------------
of  Credit)  to  be executed between Lender and Borrower, which shall set forth,
----------
among other things, the purpose, beneficiary, the expiry date and credit limit, together with the fees and charges imposed by Lender for the issuance and administration thereof. The issuance of each Letter of Credit shall be within the sole discretion of Lender. All outstanding Letter of Credit Obligations shall be reserved by Lender against borrowing availability under the Line of Credit, as more particularly described in the definition of the Margin Requirement. Lender shall have the continuing right to charge as Advances any outstanding unreimbursed drawings under any Letters of Credit and any fees and charges associated therewith. Lender shall have the further right from time to time to impose sublimits on the aggregate amounts of Letters of Credit and Letter of Credit Obligations at any one time outstanding. At any time that an Event of Default exists, upon Lender's request, Borrower will furnish cash collateral to Lender to secure the reimbursement obligations to Lender in connection with any Letter of Credit Obligations, and in such case, the Advances otherwise available to Borrower shall not be reduced as provided in clause (iv) of the definition of Availability Reserve, to the extent of such cash collateral.

               2.2     INTEREST  AND  OTHER  CHARGES.
                       ------------------------------

               2.2.1.  INTEREST  AT  APPLICABLE RATE.  Lender and Borrower agree
                       ------------------------------
that  the interest rate payable on each Borrowing (herein called the "Applicable
                                                                      ----------
Rate")  shall  be  determined  as  follows:
----

               (a)     LINE  OF  CREDIT.  Each  Advance under the Line of Credit
                       -----------------
shall  bear  interest initially at either (i) the Prime Rate plus three-quarters
                                                             ----
of one percent (0.75%) per annum, in the case of an Advance constituting a Prime Borrowing or (ii) subject to the conditions and limitations set forth in subsection (c) below, the LIBOR Rate plus three percent (3.00%) per annum, in
                                        ----
the case of an Advance constituting a LIBOR Borrowing; subject, however, in each
                                                       ----------------
case,  to  subsequent  adjustment  as  provided  in  subsection  (b)  below.

              (b)   SUBSEQUENT  ADJUSTMENTS.  The  Applicable  Rate described in
                    ------------------------
subsection (a) above shall be subject to subsequent adjustment, up or down, based on Borrower's financial performance, determined by reference to the Consolidated Funded Debt/Consolidated EBITDA Ratio (herein called, the "Test
                                                                            ----
Ratio"),  measured quarterly; that is, if the Test Ratio, measured as of the end
-----
of each Fiscal Quarter of Borrower for the immediately preceding four (4) Fiscal Quarters, commencing with the Fiscal Quarter ending closest to, but occurring after, the Closing Date, is as described below, the Applicable Rate shall be the interest rate appearing opposite said Test Ratio:

      Consolidated Funded                     Prime               LIBOR
      Debt/Consolidated EBITDA Ratio        Borrowings          Borrowings
      --------------------------------  ------------------  ------------------

      Greater than or equal to          Prime Rate + 0.75%  LIBOR Rate + 3.00%
        4.0 to 1.0

      Less than 4.0 to 1.0 but greater  Prime Rate + 0.50%  LIBOR Rate + 2.75%
        than or equal to 3.0 to 1.0

      Less than 3.0 to 1.0 but greater  Prime Rate + 0.25%  LIBOR Rate + 2.50%
        than or equal to 2.0 to 1.0

      Less than 2.0 to 1.0              Prime Rate          LIBOR Rate + 2.25%

Lender shall determine whether any adjustment to the Applicable Rate is to be made quarterly, based on Borrower's financial statements as of and for each Fiscal Quarter end delivered to Lender pursuant to Section 10.6, provided, that
                                                                  --------  ----
if such financial statements are not timely delivered to Lender, then an adjustment to the Applicable Rate shall be made based on an assumed delivery of said financial statements reflecting a Test Ratio of 4.0 to 1.0, provided
                                                                        --------
further if any Default Condition or Event of Default shall then exist no adjustment downward shall occur. Each such adjustment to the Applicable Rate shall become effective as of the first day of the calendar month following the date on which such financial statements are delivered (or deemed delivered) to Lender, and shall remain effective unless and until any subsequent adjustment becomes effective in accordance with the terms of this subsection (b). Each such adjustment shall apply to all Prime Borrowings then existing and any made during the period for which such adjustment becomes effective; and such adjustment shall apply only to LIBOR Borrowings made (including conversions and continuations) within such period (but not to any then existing). In the event that the annual audit report of Borrower for any Fiscal Year shall require restatement of financial statements of Borrower and such restatement shall effect the Test Ratio and would have required a different Applicable Rate to be in effect for prior periods, then Lender at its option, may require Borrower to make additional payments of interest for such prior periods in amounts not to exceed the difference between the amount of interest paid in respect of such prior periods and the amount that would have been payable in respect of such periods under the effected Test Ratio.

               (c)     CONDITIONS  AND  LIMITATIONS  ON  LIBOR  BORROWINGS.  All
                       ----------------------------------------------------
Borrowings obtained on the Closing Date and for a period of two (2) Business Days thereafter shall be Prime Borrowings. Thereafter Borrower shall have the continuing right, provided that no Event of Default or Default Condition exists, to obtain LIBOR Borrowings or to convert Prime Borrowings to LIBOR Borrowings; subject, however, to the following conditions and limitations: (i) the Interest
 ----------------
Period for LIBOR Borrowings in respect of the Line of Credit shall not exceed the Termination Date; (ii) if on or prior to the first day of any Interest Period, Lender determines that deposits in United States Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period or that the LIBOR Rate will not adequately and fairly reflect the cost to Lender of funding any relevant borrowings for such Interest Period, then, Lender shall forthwith give notice thereof to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make LIBOR Borrowings available to Borrower shall be suspended; and (iii) if, at any time, a change of law, or compliance by Lender with any request or directive (whether or not having the force of law) of any governmental authority shall make it unlawful or impracticable for Lender to make available, maintain or fund any LIBOR Borrowings, Lender shall forthwith give notice to such effect to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make such Borrowings available to Borrower shall be suspended and if Lender shall determine that it may not lawfully continue to maintain and fund any then outstanding Borrowings to maturity and shall so specify in such notice, each Borrowing so affected shall be converted to a Prime Borrowing effective immediately.

               (d)     PAYMENT  OF  INTEREST.  Accrued  interest  on  each Prime
                       ----------------------
Borrowing and each LIBOR Borrowing at the Applicable Rate shall be due and payable monthly in arrears, on the first day of each calendar month, for the preceding calendar month (or portion thereof), commencing on the first day of the first calendar month following the Closing Date.

               (e)     CALCULATION  OF  INTEREST  AND  FEES.  Interest  on  each
                       ------------------------------------
Borrowing at the Applicable Rate (and any fees described in Section 2.2.2 computed on a per annum basis) shall be calculated on the basis of a 360-day year and actual days elapsed. The Applicable Rate on each Prime Borrowing shall change with each change in the Prime Rate, effective as of the opening of business on the Business Day of such change.

               (f)     CHARGING  PRINCIPAL,  INTEREST,  FEES  AND  EXPENSES.
                       -----------------------------------------------------
Principal and accrued and unpaid interest on any Borrowings (and any outstanding fees described in Section 2.2.2 and expenses under this Agreement) may, when due and payable, be paid, at Lender's option (without any obligation to do so), either (i) by Lender's charging the Line of Credit for an Advance in the amount thereof; or (ii) by Lender's debiting any deposit account constituting Balances Collateral for the amount thereof.

               (g)     RATE  ON  OTHER  OBLIGATIONS.  To the extent that, at any
                       -----------------------------
time, there are other Obligations besides Advances which are due and payable and are unpaid, such Obligations shall, unless any Note evidencing such Obligations provides otherwise, bear interest at the same rate per annum as is then and thereafter payable on Prime Borrowings under the Line of Credit.

               2.2.2  FEES.  In  addition  to  the  payment  of  interest at the
                      ----
Applicable Rate, Borrower shall also be obligated to pay Lender the following fees and charges:

               (a)     LOAN  ORIGINATION  FEE.  On  the  Closing  Date,  a fully
                       -----------------------
earned, non-refundable loan origination fee of Sixty Thousand and No/100 Dollars ($60,000).

               (b)     LETTER  OF  CREDIT  FEE.  Letter of Credit fees, equal in
                       ------------------------
amount to the Applicable Margin for LIBOR Loans at such time multiplied by the outstanding amount of any Letter of Credit Obligations, due and payable monthly in arrears.

               (c)     COMMITMENT  FEE.   Borrower  shall  pay  to  Lender a fee
                       ----------------
equal to (i) the Applicable Commitment Fee Margin multiplied by (ii) the amount by which the Average Line of Credit Balance for any quarter (or portion thereof that the Agreement is in effect) is less than the Line of Credit, such fee to be paid on the first day of the following quarter; but if this Agreement is terminated on a day other than the first day of a quarter, then any such fee payable for the quarter in which termination shall occur shall be paid on the effective date of such termination.

               (d)     CANCELLATION  FEE.  Borrower  shall  pay  to  Lender  a
                       ------------------
cancellation fee of $40,000 in the event that the Line of Credit is terminated for any reason (other than a Termination Event) prior to June 30, 2002; provided, that no cancellation fee shall be payable by Borrower if the Line of Credit is replaced with a Line of Credit by Lender in an amount greater than $15,000,000 at such time.

               2.2.3.  CAPITAL  ADEQUACY.  If,  after  the  Closing  Date,  the
                       ------------------
adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the administration thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, affects or might affect the amount of capital required or expected to be maintained by Lender or any corporation in control of Lender and Lender determines that the amount of such capital is increased by or based upon Lender's obligations hereunder, then from time to time, within thirty (30) days after demand by Lender, Borrower shall pay to Lender such additional amount or amounts as will compensate Lender in light of such circumstances, to the extent that Lender reasonably determines such increase in capital is allocable to Lender's obligations hereunder, and such payment, as and when received, shall be applied by Lender in reimbursement of Lender's increased costs in regard to such obligations.

               2.2.4.  USURY  SAVINGS  PROVISIONS.  Lender  and  Borrower hereby
                       ---------------------------
further agree that the only charge imposed by Lender upon Borrower for the use of money in connection herewith is and shall be the interest expressed in the Master Note, at the rate set forth in the Master Note, and that all other charges imposed by Lender upon Borrower in connection herewith, are and shall be deemed to be charges made to compensate Lender for underwriting and administrative services and costs, and other services and costs performed and incurred, and to be performed and incurred, by Lender in connection with the Borrowings, and shall under no circumstances be deemed to be charges for the use of money. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and Lender shall promptly refund to Borrower any interest received by Lender in excess of the maximum lawful rate or, if so requested by Borrower, shall apply such excess to the principal balance of the Obligations. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under applicable law.

          2.3.     GENERAL  PROVISIONS  AS  TO  PAYMENTS.
                   --------------------------------------

               2.3.1.  METHOD  OF  PAYMENT.  Unless  paid  in  accordance  with
                       -------------------
Section 2.2.1(f), all payments of interest, fees and principal pursuant to this Agreement must be received by Lender no later than 1:00 p.m. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available to Lender in Atlanta, Georgia.

               2.3.2.  APPLICATION  OF  PAYMENT.  Except  as  may  be  otherwise
                       -----------------------
agreed to by Borrower and Lender and as set forth in Section 4.4 hereof, all payments received by Lender hereunder shall be applied, in accordance with the then current billing statement applicable to the Borrowings, first to accrued interest due, then to fees due, then to principal due and then to late charges due. Any remaining funds shall be applied to the further reduction of principal. In the event more than one Borrowing shall be outstanding hereunder, Lender in its sole discretion may determine which Borrowing(s) each payment shall be applied to. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, payments shall be applied as determined by Lender in its sole discretion.

          2.4.     TERMINATION  EVENT.  If  either  of the Principals shall die,
                   ------------------
become incapacitated, cease to be the chief executive officer or chief financial officer of Borrower or otherwise cease to be actively involved in the day-to-day executive management of Borrower (a "Termination Event"), Lender may, at its election, terminate the Line of Credit and demand payment of all of the Obligations upon ninety (90) days prior written notice to Borrower, unless Borrower replaces such Principal with a person of similar experience, skill and expertise reasonably satisfactory to Lender (which consent of Lender shall not be unreasonably withheld) within such ninety (90) day period. Nothing contained herein shall prohibit Lender from exercising any of its rights and remedies under the Loan Documents or applicable law if an Event of Default exists at such time.

     3.     SECURITY  INTEREST.  As security for the payment of all Obligations,
            -------------------
Borrower hereby grants to Lender a continuing, general lien upon and security interest and security title in and to the following described property, wherever located, whether now existing or hereafter acquired or arising, namely: (a) the Accounts Receivable Collateral; (b) the Inventory Collateral; (c) the Equipment Collateral; (d) the Intangibles Collateral; (e) the Balances Collateral; (f) the Investment Property; and (g) all products and/or proceeds of any and all of the foregoing, including, without limitation, insurance proceeds. The property of Borrower described hereinabove in this Article 3, and such insurance as described in Section 10.9 hereof are herein sometimes collectively called the "Collateral".
 ----------

     4.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  APPLICABLE TO ACCOUNTS
            --------------------------------------------------------------------
RECEIVABLE  COLLATERAL.  With  respect  to  the  Accounts Receivable Collateral,
-----------------------
Borrower hereby represents, warrants and covenants to Lender as set forth below.

          4.1.     BONA  FIDE  ACCOUNTS.  Each  item  of the Accounts Receivable
                   ---------------------
Collateral arises or will arise under a contract between Borrower and the Account Debtor, or from the bona fide sale or delivery of goods to or performance of services for, the Account Debtor.

          4.2.     GOOD  TITLE.  Borrower  has  good  title  to  the  Accounts
                   ------------
Receivable Collateral free and clear of all liens, security interests and encumbrances thereon other than any Permitted Encumbrances, and no financing statement covering the Accounts Receivable Collateral is on file in any public office other than any evidencing Permitted Encumbrances.

          4.3.     RIGHT  TO  ASSIGN.  Borrower  has  full  right,  power  and
                   ------------------
authority to make this assignment of the Accounts Receivable Collateral and hereafter will not pledge, hypothecate, grant a security interest in, sell, assign, transfer, or otherwise dispose of the Accounts Receivable Collateral, or any interest therein.

          4.4.     COLLATERAL RESERVE ACCOUNT.  Within sixty (60) days after the
                   ---------------------------
Closing Date, Borrower shall establish and maintain with Lender a Collateral Reserve Account into which Borrower shall transfer and deliver all cash, checks, drafts, items and other instruments for the payment of money which it now has or may at any time hereafter receive in full or partial payment for the Inventory Collateral or otherwise as proceeds of the Accounts Receivable Collateral and, pending such transfer and delivery, Borrower shall be deemed to hold same in trust for the benefit of Lender. Borrower shall not be entitled to draw on the Collateral Reserve Account without the prior written consent of Lender;
provided,  however,  that,  at  any  time  during  which  deposits  exist in the
           -------
Collateral Reserve Account, Lender may withdraw such deposits, or any portion thereof, therefrom, for application against the Obligations in such manner as Lender, in its sole discretion, may determine. Lender may, additionally, at any time in its sole discretion, direct Account Debtors to make payments on the Accounts Receivable Collateral, or portions thereof, directly to Lender, and the Account Debtors are hereby authorized and directed to do so by Borrower upon Lender's direction, and the funds so received shall be also deposited in the Collateral Reserve Account, or, at the election of Lender, upon its receipt thereof, be applied directly to repayment of the Obligations in such order as Lender, in its sole discretion, shall determine. Notwithstanding the foregoing, however, so long as no Event of Default exists, Lender agrees to settle with Borrower as to any funds which may exist in the Collateral Reserve Account from time to time hereafter on a mutually agreeable periodic basis.

          4.5.     TRADE  STYLES.  Except  as  may  be  set forth on Exhibit "A"
                   --------------                                    -----------
attached hereto, Borrower uses no trade names or trade styles in its business operations (herein, "Trade Styles"), and Borrower covenants with Lender not to
                       ------------
use any Trade Styles in its business operations hereafter, except as so specified on Exhibit "A" prior to having given Lender at least thirty (30) days
              ----------
prior written notice thereof. In any event, to the extent that, now or hereafter, Borrower uses any Trade Styles, Borrower hereby certifies and agrees with Lender that: (i) all of the accounts receivable and proceeds thereof arising out of sales under the Trade Styles shall be the property of, and belong to, Borrower and shall constitute Accounts Receivable Collateral; (ii) each of the Trade Styles is a trade name and trade style (and not an independent corporation or other legal entity) by which Borrower identifies and sells certain of its products or services and under which it may conduct a portion of its business; (iii) all accounts receivable, proceeds thereof, and returned merchandise which arise from the sale of products invoiced under the names of any of the Trade Styles shall be owned solely by Borrower and shall be subject to the terms of this Agreement as they relate to Accounts Receivable Collateral; and (iv) Borrower hereby appoints Lender as its attorney-in-fact to file such certificates disclosing Borrower's use of the Trade Styles and to take such other actions on its behalf as are necessary to comply with the statutes of any states relating to the use of fictitious or assumed business names, to the extent that Borrower fails to do so.

          4.6.     POWER  OF  ATTORNEY.  Borrower  irrevocably  designates  and
                   --------------------
appoints Lender its true and lawful attorney either in the name of Lender or in the name of Borrower to ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquittances for any and all sums owing or which may become due upon any items of the Inventory Collateral or the Accounts Receivable Collateral and, in connection therewith, to take any and all actions as Lender may deem necessary or desirable in order to realize upon the Inventory Collateral and the Accounts Receivable Collateral, including, without limitation, power to endorse in the name of Borrower, any checks, drafts, notes or other instruments received in payment of or on account of the Inventory Collateral or the Accounts Receivable Collateral, but Lender shall not be under any duty to exercise any such authority or power or in any way be responsible for the collection of the Inventory Collateral or the Accounts Receivable Collateral.

     5.     REPRESENTATIONS, WARRANTIES AND  COVENANTS  APPLICABLE  TO INVENTORY
            --------------------------------------------------------------------
COLLATERAL.  With respect to the Inventory Collateral, Borrower hereby
----------
represents, warrants  and  covenants  to  Lender  as  set  forth  below:

          5.1.     SALE OF INVENTORY COLLATERAL.  Borrower will not sell, lease,
                   -----------------------------
exchange, or otherwise dispose of any of the Inventory Collateral without the prior written consent of Lender, except in the ordinary course of business for cash or on open account or on terms of payment ordinarily extended to its customers. Upon the sale, exchange or other disposition of the Inventory Collateral, the security interest and lien created and provided for herein, without break in continuity and without further formality or act, shall continue in and attach to any proceeds thereof, including, without limitation, accounts, contract rights, shipping documents, documents of title, bills of lading, warehouse receipts, dock warrants, dock receipts and cash or noncash proceeds, and in the event of any unauthorized sale, shall continue in the Inventory Collateral itself.

          5.2.     INSURANCE.  Borrower  agrees that it will obtain and maintain
                   ----------
insurance on the Inventory Collateral with such companies, in such amounts and against such risks as Lender may request, with loss payable to Lender as its interests may appear. Such insurance shall not be cancelable by Borrower, unless with the prior written consent of Lender, or by Borrower's insurer, unless with at least thirty (30) days (or such greater or lesser number of days as Lender may require or accept) advance written notice to Lender. In addition, Borrower shall cause insurer to provide to Lender at least thirty (30) days (or such greater or lesser number of days as Lender may require or accept) advance written notice prior to insurer's nonrenewal of such insurance. Borrower shall provide to Lender a copy of each such insurance policy.

          5.3.     GOOD  TITLE.  Except  with  respect  to  any  Permitted
                   ------------
Encumbrances, Borrower owns the Inventory Collateral free and clear of any security interest, lien or encumbrance, and no financing statements or other evidences of the grant of a security interest respecting the Inventory Collateral exist on the public records as of the date hereof other than any evidencing any Permitted Encumbrances.

          5.4.     RIGHT  TO GRANT SECURITY INTEREST.  Borrower has the right to
                   ----------------------------------
grant a security interest in the Inventory Collateral. Borrower will pay all taxes and other charges against the Inventory Collateral, and Borrower will not use the Inventory Collateral illegally or allow the Inventory Collateral to be encumbered except for the security interest in favor of Lender granted herein and except for any Permitted Encumbrances.

          5.5.     LOCATION OF INVENTORY COLLATERAL.  Borrower hereby represents
                   ---------------------------------
and warrants to Lender that, as of the date hereof, the Inventory Collateral of Borrower is situated only at one or more of the Collateral Locations and Borrower covenants with Lender not to locate the Inventory Collateral at any location other than a Collateral Location without at least thirty (30) days prior written notice to Lender.

     6.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS APPLICABLE TO EQUIPMENT
            --------------------------------------------------------------------
COLLATERAL.  With  respect  to  the  Equipment  Collateral,  Borrower  hereby
----------
represents,  warrants  and  covenants  to  Lender  as  set  forth  below:

           6.1.     SALE  OF  EQUIPMENT COLLATERAL.  Borrower will not sell,
                   -------------------------------
lease, exchange, or otherwise dispose of any of the Equipment Collateral without the prior written consent of Lender; provided, however, that, so long as no
                                          --------  -------  ----
Event of Default exists at such time or would result therefrom, (i) Borrower may dispose of Equipment Collateral having an aggregate net book value of not more than $25,000 during any Fiscal Year of Borrower, (ii) after notice to Lender, Borrower may dispose of Equipment Collateral used in the manufacturing operations of Borrower having an aggregate net book value of not more than $200,000 in the aggregate during any Fiscal Year of Borrower, and any proceeds received from such disposition shall be delivered to Lender for application to the Obligations, and (iii) in the ordinary course of Borrower's business, Borrower may sell, exchange or otherwise dispose of portions of its Equipment Collateral which are obsolete, worn-out or unsuitable for continued use by Borrower if such Equipment Collateral is replaced promptly upon its disposition with equipment constituting Equipment Collateral having a market value equal to or greater than the Equipment Collateral so disposed of and in which Lender shall obtain and have a first priority security interest pursuant hereto.

          6.2.     INSURANCE.  Borrower  agrees that it will obtain and maintain
                   ----------
insurance on the Equipment Collateral with such companies and in such amounts and against such risks as Lender may reasonably request, with loss payable to Lender as its interests may appear. Such insurance shall not be cancelable by Borrower, unless with the prior written consent of Lender, or by Borrower's insurer, unless with at least thirty (30) days (or such lesser number of days as Lender may require or accept) advance written notice to Lender. In addition, Borrower shall cause insurer to provide to Lender at least thirty (30) days (or such lesser number of days as Lender may require or accept) advance written notice prior to insurer's nonrenewal of such insurance. Borrower shall provide to Lender a copy of each such insurance policy.

           6.3.     GOOD TITLE.  Borrower owns the Equipment Collateral free and
                    -----------
clear of any security interest, lien or encumbrance thereon other than with respect to any Permitted Encumbrances and no financing statements or other evidences of the grant of a security interest respecting the Equipment Collateral exist on the public records as of the date hereof other than any evidencing any Permitted Encumbrances.

          6.4.     RIGHT  TO GRANT SECURITY INTEREST.  Borrower has the right to
                   ----------------------------------
grant a security interest in the Equipment Collateral. Borrower will pay all taxes and other charges against the Equipment Collateral, Borrower will not use the Equipment Collateral illegally or allow the Equipment Collateral to be encumbered except for the security interest in favor of Lender granted herein and except for any Permitted Encumbrances.

          6.5.     LOCATION.  As of the date hereof, the Equipment Collateral is
                   ---------
located only at one or more of the Collateral Locations and, hereafter, Borrower covenants with Lender not to locate any of the Equipment Collateral at any location other than a Collateral Location without at least thirty (30) days written notice to Lender.

     7.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  APPLICABLE TO BALANCES
            --------------------------------------------------------------------
COLLATERAL.  With  respect  to  the  Balances  Collateral,  Borrower  hereby
----------
represents,  warrants  and  covenants  to  Lender  as  set  forth  below:
----------

          7.1.     OWNERSHIP.  Borrower  owns  the  Balances Collateral free and
                   ---------
clear  of  any  Liens  thereon,  except  for  any  Permitted  Encumbrances.

          7.2.     REMEDIES.  In addition to such other rights and remedies with
                   --------
respect to the Balances Collateral as may exist from time to time hereafter in favor of Lender, whether by way of set-off, banker's lien, consensual security interest or otherwise, Lender may upon the occurrence and during the continuance of an Event of Default, charge any part or all of the obligations of Lender to Borrower represented by items constituting the Balances Collateral in the possession and control of Lender against the Obligations.

          7.3.     LIENS.  Hereafter,  Borrower will not incur, create or suffer
                   -----
to exist any Lien upon the Balances Collateral, except for Permitted Encumbrances, or sell, convey, hypothecate, pledge or assign its right, title or interest therein, without the prior written consent of Lender thereto.

     8.     REPRESENTATIONS,  WARRANTIES AND COVENANTS APPLICABLE TO INTANGIBLES
            --------------------------------------------------------------------
COLLATERAL.  With  respect  to  the  Intangibles  Collateral,  Borrower  hereby
-----------
represents,  warrants  and  covenants  to  Lender  as  set  forth  below:
-------
          8.1.     OWNERSHIP.  Borrower owns the Intangibles Collateral free and
                   ----------
clear of any Liens thereon other than with respect to any Permitted Encumbrances and no financing statements or other evidences of the grant of a security interest respecting the Intangibles Collateral exist on the public records as of the date hereof other than any evidencing any Permitted Encumbrances.

          8.2.     LIENS.  Hereafter,  Borrower will not incur, create or suffer
                   ------
to exist any Lien upon the Intangibles Collateral except for the security interest granted herein and except for any Permitted Encumbrances or sell, convey, hypothecate, pledge or assign its right, title or interest therein.

          8.3.     PRESERVATION.  Hereafter,  Borrower  will  take all necessary
                   -------------
and appropriate measures to obtain, maintain, protect and preserve the Intangibles Collateral including, without limitation, registration thereof with the appropriate state or federal governmental agency or department.

     9.     GENERAL  REPRESENTATIONS  AND WARRANTIES.  In order to induce Lender
            -----------------------------------------
to enter into this Agreement, Borrower hereby represents and warrants to Lender (which representations and warranties, together with any other representations and warranties of Borrower contained elsewhere in this Agreement, shall be deemed to be renewed as of the date of each Advance under the Line of Credit) as set forth below:

          9.1.     CORPORATE  EXISTENCE  AND  QUALIFICATION.  Borrower  is  a
                   -----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, as designated on Exhibit "A", with its
                                                           ----------
principal place of business, chief executive office and office where it keeps all of its books and records being located at the Executive Office and is duly qualified as a foreign corporation in good standing in each other state in which a Collateral Location is situated or wherein the conduct of its business or the ownership of its property requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. Borrower has as its corporate name, as registered with the secretary of state of the state of its incorporation, the words first inscribed hereinabove as its name, and, except as may be described on Exhibit "A", has not done
                                                       -----------
business  under  any  other  name  for  at  least  the  past  five  (5)  years.

          9.2.     CORPORATE  AUTHORITY;  VALIDITY AND BINDING EFFECT.  Borrower
                   ---------------------------------------------------
has the power to make, deliver and perform under the Loan Documents, and to borrow hereunder, and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of the Loan Documents. This Agreement constitutes, and the remainder of the Loan Documents, when executed and delivered for value received, will constitute, the valid obligations of Borrower, legally binding upon it and enforceable against it in accordance with their respective terms.

          9.3.     INCUMBENCY  AND  AUTHORITY  OF  SIGNING  OFFICERS.  The
                   --------------------------------------------------
undersigned officers of Borrower hold the offices specified hereinbelow and, in such capacities, are duly authorized and empowered to execute, attest and deliver this Agreement and the remainder of the Loan Documents for and on behalf of Borrower, and to bind Borrower accordingly thereby.

          9.4.     NO  MATERIAL  LITIGATION.  Except  as  may  be  set  forth on
                   -------------------------
Exhibit  "A",  there are no legal proceedings pending (or, so far as Borrower or
-----------
its officers know, threatened), before any court or administrative agency which could reasonably be expected to materially and adversely affect the financial condition or operations of Borrower.

          9.5.     TAXES.  Borrower  has  filed  or  caused  to be filed all tax
                   ------
returns required to be filed by it and has paid all taxes shown to be due and payable by it on said returns or on any assessments made against it, except for any such taxes which are being contested in good faith and for which adequate reserves are reflected on the financial statements of Borrower in accordance with GAAP.

          9.6.     CAPITAL  STOCK.  All  capital stock, debentures, bonds, notes
                   ---------------
and all other securities of Borrower presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "blue sky" laws of all applicable states and the federal securities laws.

          9.7.     CORPORATE ORGANIZATION.  The articles of incorporation of and
                   -----------------------
bylaws of Borrower are in full force and effect under the law of the state of its incorporation and all amendments to said articles of incorporation and bylaws have been duly and properly made under and in accordance with all applicable laws.

          9.8.     INSOLVENCY.  After  giving  effect  to  the  execution  and
                   -----------
delivery of the Loan Documents and the making of any disbursements under the Notes, Borrower will not be "insolvent", within the meaning of such term as used in O.C.G.A. 18-2-22 or as defined in 101(32) of the Bankruptcy Code; or be unable to pay its debts generally as such debts become due; or have an unreasonably small capital.

          9.9.     TITLE.  Borrower  has good and marketable title to all of its
                   ------
properties subject to no material Lien of any kind except as otherwise disclosed in writing to Lender and as to the Collateral, except for the Permitted Encumbrances.

          9.10.     MARGIN  STOCK.  Borrower  is  not engaged principally, or as
                    --------------
one of its important activities, in the business of purchasing or carrying any "margin stock", as that term is defined in Section 221.2(h) of Regulation U of the Board of Governors of the Federal Reserve System, and no part of the proceeds of any borrowing made pursuant hereto will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X of said Board of Governors. In connection herewith, if requested by Lender, Borrower will furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect.

          9.11.     NO  VIOLATIONS.  The  execution, delivery and performance by
                    ---------------
Borrower of this Agreement and the Notes have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of the shareholders of Borrower, violate any provision of any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or of the charter or bylaws of Borrower, or result in a breach of or constitute a default under any Material Contract or under any other indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected; and Borrower is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument where such default could reasonably be expected to have a Material Adverse Effect.

          9.12.     FINANCIAL  STATEMENTS.  The  audited financial statements of
                    ----------------------
Borrower and its Consolidated Subsidiaries (if any) for its most recent Fiscal Year together with the unaudited financial statements of Borrower and its Consolidated Subsidiaries (if any) for that portion ended with its most recent Fiscal Month of its current Fiscal Year, for which statements have been prepared, copies of which heretofore have been furnished to Lender, are complete and accurately and fairly represent the financial condition of Borrower and its Consolidated Subsidiaries (if any), the results of its operations and the transactions in its equity accounts as of the dates and for the periods referred to therein, and have been prepared in accordance with GAAP. There are no material liabilities, direct or indirect, fixed or contingent, of Borrower or any such Consolidated Subsidiaries as of the date of such financial statements which are not reflected therein or in the notes thereto. No Material Adverse Effect has occurred since the date of the balance sheet contained in audited financial statements described hereinabove.

          9.13.     PURCHASE  OF  COLLATERAL.  Within  the  twelve  (12)  months
                    -------------------------
period preceding the Closing Date, neither Borrower nor any Subsidiary has purchased any of the Collateral in a bulk transfer or in a transaction which was outside the ordinary course of the business of Borrower's seller.

          9.14.     POLLUTION  AND  ENVIRONMENTAL  CONTROL.  Borrower  and  each
                    ---------------------------------------
Subsidiary have obtained all permits, licenses and other authorizations which are required under, and is in material compliance with, all Environmental Laws, except where failure to have obtained any such permits, licenses and other authorizations or to be in material compliance could not reasonably be expected to have a Material Adverse Effect.

          9.15.     POSSESSION OF PERMITS.  Borrower and each Subsidiary possess
                    ----------------------
all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of its properties and assets, and Borrower is not in violation of any thereof, except where the failure to so possess or such violation could not reasonably be expected to have a Material Adverse Effect.

          9.16.     SUBSIDIARIES.  As  of  the  Closing  Date,  Borrower  has no
                    -------------
Subsidiaries  except  as  described  on  Exhibit  "A".
                                         ------------

          9.17.     FEDERAL  TAXPAYER IDENTIFICATION NUMBER.  Borrower's federal
                    ----------------------------------------
taxpayer  identification  number  is  as  indicated  on  Exhibit  "A".
                                                         ------------

          9.18.     EMPLOYEE  BENEFIT  PLANS.  As  of the Closing Date, Borrower
                    -------------------------
has  no  Employee  Benefit  Plans  except  as  described  on  Exhibit  "A".
                                                              ------------

     10.     AFFIRMATIVE  COVENANTS.  Borrower covenants to Lender that from and
             -----------------------
after the date hereof, and so long as any amount remains unpaid on account of any of the Obligations (other than Obligations in respect of indemnification and other similar contingent Obligations that expressly survive the termination of this Agreement) or this Agreement remains effective (whichever is the last to occur), Borrower will comply (and cause each Subsidiary to comply) with the affirmative covenants set forth below:

          10.1.     RECORDS RESPECTING COLLATERAL.  All records of Borrower with
                    ------------------------------
respect to the Collateral will be kept at its Executive Office and will not be removed from such address without the prior written consent of Lender.

          10.2.     FURTHER  ASSURANCES.  Borrower  shall  duly  execute  and/or
                    --------------------
deliver (or cause to be duly executed and/or delivered) to Lender any instrument, invoice, document, document of title, dock warrant, dock receipt, warehouse receipt, bill of lading, order, financing statement, assignment, waiver, consent or other writing which may be reasonably necessary to Lender to carry out the terms of this Agreement and any of the other Loan Documents and to perfect its security interest in and facilitate the collection of the Collateral, the proceeds thereof, and any other property at any time constituting security to Lender. Borrower shall perform or cause to be performed such acts as Lender may request to establish and maintain for Lender a valid and perfected security interest in and security title to the Collateral, free and clear of any Liens other than Permitted Encumbrances.

          10.3.     RIGHT  TO  INSPECT.  Lender  (or  any  person  or  persons
                    -------------------
designated by it) shall, in its sole discretion, have the right to call at any place of business of Borrower at any reasonable time and without prior notice, and, without hindrance or delay, inspect, audit, check and make extracts from Borrower's books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral, to Borrower's business or to any other transactions between the parties hereto. Borrower shall pay to Lender, Lender's standard audit fee for each audit performed by Lender's employees or its agents, provided however, that unless an Event of Default shall exist, Borrower shall
--------  -------
not be required to pay for more than four (4) audits during any Fiscal Year and shall not be required to pay more than $2,500 per audit plus any out-of-pocket expenses for each such field audit.

          10.4.     REPORTS.  Borrower shall, as soon as practicable, but in any
                    --------
event on or before fifteen (15) days after the end of each calendar month, furnish or cause to be furnished to Lender a status report, certified by a duly authorized officer of Borrower, showing the aggregate dollar value of the items comprising the Accounts Receivable Collateral and the age of each individual item thereof as of the last day of the preceding Fiscal Month (segregating such items in such manner and to such degree as Lender may request), a schedule of Accounts Receivable Collateral that does not constitute Eligible Accounts, the aggregate dollar value of the items comprising the accounts payable of Borrower and the age of each individual item thereof as of the last day of the preceding Fiscal Month (segregating such items in such manner and to such degree as Lender may request), plus the type, dollar value and location of the Inventory Collateral as at the end of the preceding Fiscal Month, valued at the lower of its first-in, first-out cost or market value. Additionally, Lender may, at any time in its sole discretion, require Borrower to permit Lender to verify the individual account balances of the individual Account Debtors immediately upon its request therefor. In any event, with the above described status report for the month of December of each year and upon request from Lender, made at any time hereafter, Borrower shall furnish Lender with a then current customer and Account Debtor name and address list.

          10.5.     SETTLEMENT REPORTS.  Borrower shall, as soon as practicable,
                    -------------------
but in any event on or before Monday of each week or such more frequent intervals as required by Lender from time to time, prepare and deliver to Lender a settlement report that sets forth the gross domestic accounts receivable, together with accompanying documentation required by Lender, with respect to satisfaction of the Margin Requirement as of the last day of the reporting period (and on or before fifteen (15) days after the end of each month, a list of ineligible accounts receivable as of the last day of such month), in such form as specified in Exhibit "D" or such other form as Lender may deliver for
                        ----------
such purpose to Borrower from time to time hereafter, the statements in which, in each instance, shall be certified as to truth and accuracy by a duly authorized officer of Borrower.

          10.6.     PERIODIC  FINANCIAL  STATEMENTS.  Borrower shall, as soon as
                    --------------------------------
practicable, and in any event within twenty-five (25) days after the end of each Fiscal Month, furnish to Lender unaudited financial statements of Borrower and each Consolidated Subsidiary, including balance sheets, income statements and statements of cash flow, for the Fiscal Month ended, and for the Fiscal Year to date, on a Consolidated and consolidating basis, certified as to truth and accuracy by a duly authorized officer of Borrower.

          10.7.     ANNUAL  FINANCIAL  STATEMENTS.  Borrower  shall,  as soon as
                    ------------------------------
practicable, and in any event within ninety (90) days after the end of each Fiscal Year, furnish to Lender the annual audit report of Borrower, certified without material qualification by independent certified public accountants selected by Borrower and acceptable to Lender, and prepared in accordance with GAAP, together with relevant financial statements of Borrower for the Fiscal Year then ended, on a consolidating and a Consolidated basis, if applicable. Borrower shall cause said accountants to furnish Lender with a statement that in making their examination of such financial statements, they obtained no knowledge of any Event of Default or Default Condition which pertains to accounting matters relating to this Agreement or the Notes, or, in lieu thereof, a statement specifying the nature and period of existence of any such Event of Default or Default Condition disclosed by their examination.

          10.8.     PAYMENT  OF  TAXES.  Borrower  shall  pay  and discharge all
                    -------------------
taxes, assessments and governmental charges upon it, its income and its properties prior to the date on which penalties attach thereto, unless and to the extent only that (x) such taxes, assessments and governmental charges are either (i) being contested in good faith and by appropriate proceedings by Borrower, and Borrower maintains reasonable reserves on its books therefor or
(ii) such taxes, assessments or governmental charges are less than $25,000 in the aggregate at any time and (y) the payment of such taxes, assessments or governmental charges does not result in a Lien upon any of the Collateral other than a Permitted Encumbrance.

          10.9.     MAINTENANCE  OF  INSURANCE.  In  addition  to and cumulative
                    ---------------------------
with any other requirements herein imposed on Borrower with respect to insurance, Borrower shall maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, but in any event to include business interruption, cargo, property and casualty, flood, windstorm, fire, theft, extended coverage and product liability and errors and omissions, insurance in amounts satisfactory to Lender, which such insurance shall not be cancelable by Borrower, unless with the prior written consent of Lender, or by Borrower's insurer, unless with at least thirty (30) days (or such lesser or greater number of days as Lender may agree or accept) advance written notice to Lender thereof. Borrower shall file with Lender upon its request a detailed list of such insurance then in effect stating the names of the insurance companies, the amounts and rate of insurance, the date of expiration thereof, the properties and risks covered thereby and the insured with respect thereto, a copy of each such insurance policy, and within thirty
(30) days after notice in writing from Lender, obtain such additional insurance as Lender may reasonably request.

          10.10.     MAINTENANCE  OF  PROPERTY  AND  MANAGEMENT.  Borrower shall
                     -------------------------------------------
maintain its property in good working condition and its executive management satisfactory to Lender.

          10.11.     CERTIFICATE  OF  NO  DEFAULT.  Borrower shall, on a monthly
                     -----------------------------
basis not later than twenty-five (25) days after the close of each of its first eleven Fiscal Months and not later than ninety (90) days after the close of its Fiscal Year, certify to Lender, in a statement executed by a duly authorized officer of Borrower in the form of Exhibit "C" attached hereto, that no Event of
                                   -----------
Default and no Default Condition exists or has occurred, or, if an Event of Default or Default Condition exists or has occurred, specifying the nature and period of existence thereof. Such certificate shall also set forth, in reasonable detail, compliance with all financial covenants set forth in Supplement A for the immediately preceding Fiscal Month or Fiscal Quarter, as
-------------
applicable.

          10.12.     CHANGE  OF  PRINCIPAL  PLACE  OF BUSINESS.  Borrower hereby
                     ------------------------------------------
understands and agrees that if, at any time hereafter, Borrower elects to move its Executive Office, or if Borrower elects to change its name, identity or its structure to other than a corporate structure, Borrower will notify Lender in writing at least thirty (30) days prior thereto.

          10.13.     WAIVERS.  With respect to each of the Collateral Locations,
                     --------
Borrower will obtain such waivers of lien, estoppel certificates or subordination agreements as Lender may reasonably require to insure the priority of its security interest in that portion of the Collateral situated at such locations.

          10.14.     PRESERVATION  OF  CORPORATE  EXISTENCE.  Borrower  shall
                     ---------------------------------------
preserve and maintain its corporate existence and remain in good standing in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which a Collateral Location is situated or wherein the conduct of its business or the ownership of its property requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

          10.15.     COMPLIANCE  WITH  LAWS.  Borrower  and  each  of  its
                     -----------------------
Subsidiaries shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would or could reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, each of Borrower and its Subsidiaries shall obtain and maintain all permits, licenses and other authorizations which are required under, and otherwise comply with, all federal, state, and local laws and regulations (except where the failure to so obtain or maintain any such permits, licenses or other authorizations could not reasonably be expected to have a Material Adverse Effect).

          10.16.     SUBORDINATIONS.  Borrower  shall  provide  Lender  with  a
                     ---------------
subordination agreement, in form satisfactory to Lender, executed by any person who is an officer or director of Borrower to whom Borrower is or hereafter becomes indebted for money borrowed, subordinating in right of payment and claim all of such indebtedness and any future advances thereon to the claims of Lender on the Notes and the other Obligations so long as any amount remains unpaid on the Notes or any of the Obligations. Such subordination agreement shall provide, among other things, that no principal or interest on any such indebtedness shall be repaid unless and until there is no outstanding balance due and payable on the Notes or on any other Obligations of Borrower to Lender.

          10.17.     CERTAIN  REQUIRED  NOTICES.  Promptly,  upon its receipt of
                     ---------------------------
notice or knowledge thereof, Borrower will report to Lender: (i) any lawsuit or administrative proceeding in which Borrower is a defendant in which the amount or amounts in controversy exceed $100,000; or (ii) the existence and nature of any Default Condition or Event of Default.

          10.18.     PROJECTIONS.  As  soon  as practicable, and in any event no
                     ------------
later than ten (10) days prior to the end of each Fiscal Year of Borrower, Borrower shall deliver to Lender projected annual profit and loss statements for the forthcoming Fiscal Year, and projected balance sheets and statements of cash flows for each Fiscal Month of the coming Fiscal Year, all in form and substance satisfactory to Lender.

          10.19.     BANK  ACCOUNTS.  Not later than December 31, 2000, Borrower
                     --------------
shall have established and thereafter shall maintain its primary deposit and disbursing accounts with Lender.

          10.20.     MATERIAL  CONTRACTS.  Borrower shall not amend any Material
                     -------------------
Contract without the prior written consent of Lender unless such amendment would not reasonably be expected to have a Material Adverse Effect.

          10.21.     STOCK  PLEDGE AGREEMENTS.  Within sixty (60) days after the
                     ------------------------
Closing Date, Borrower shall deliver to Lender duly executed stock pledge agreements in favor of Lender that reflect the pledge by Borrower of sixty-five percent (65%) of the voting stock of Concurrent Computer Holding Company Ltd., Concurrent Computer GmbH, Concurrent Computer France S.A., Concurrent Computer Corporation Pty Ltd. and Concurrent Nippon Corporation, together with original stock certificates, if any, and duly executed stock powers executed in blank.

     11.     NEGATIVE  COVENANTS.  Borrower  covenants  to  Lender that from and
             --------------------
after the date hereof and so long as any amount remains unpaid on account of any of the Obligations (other than Obligations in respect of indemnification and other similar contingent Obligations that expressly survive the termination of this Agreement) or this Agreement remains effective (whichever is the last to occur), Borrower will not do (and will not permit any Subsidiary to do), without the prior written consent of Lender, any of the things or acts set forth below:

          11.1.     ENCUMBRANCES.  Create, assume, or suffer to exist any Lien
                    ------------
on its property,  except:

          (a)     Permitted  Encumbrances;

          (b)     Liens  existing  as  of  the  Closing  Date  and  set forth on
Schedule  11.1(b);  and

          (c) Liens securing Debt for Borrowed Money permitted under Section 11.2(e).

          11.2.     DEBT  FOR MONEY BORROWED.  Incur, assume, or suffer to exist
                    -------------------------
any Debt  for  Money  Borrowed, except:

          (a) Debt for Money Borrowed incurred under this Agreement and the other Loan Documents;

          (b) Debt for Money Borrowed existing as of the Closing Date as set forth on Schedule 11.2(b);

          (c) Debt for Money Borrowed of foreign Subsidiaries of Borrower owing to a Person other than Borrower on the Closing Date with respect to overdraft lines, factoring arrangements, and similar short-term working capital credit facilities of such foreign Subsidiaries of Borrower and listed on
Schedule 11.2(b), and Debt for Money Borrowed of foreign Subsidiaries of Borrower owing to a Person other than Borrower after the Closing Date with respect to such types of arrangements provided, however, that the aggregate
                                           --------  -------
amount of all such Debt for Money Borrowed incurred after the Closing Date shall not exceed, at any one time, $500,000;

          (d)     Contingent  Obligations  permitted  under Section 11.3 hereof;

          (e) Debt for Money Borrowed of any Subsidiary of Borrower owing to Borrower or any other Subsidiary of Borrower after the Closing Date, not to exceed in the aggregate at any time $500,000 or Debt for Money Borrowed of Borrower owing to any foreign Subsidiary of Borrower.

          (f) Debt for Money Borrowed consisting of Capital Leases and purchase money financing after the date hereof in an aggregate amount at any one time outstanding not to exceed $500,000;


          (g)     Subordinated  Debt;  and

          (h) Refinancings, renewals or extension of Debt for Money Borrowed permitted under clause (b) of this Section 11.2, so long as (i) the terms and conditions of such refinancings, renewals or extensions do not materially impair the prospects of repayment of the Obligations by Borrower, (ii) cash proceeds of such refinancings, renewals or extensions do not result in an increase in the aggregate principal amount of Debt for Money Borrowed so refinanced, renewed or extended, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the weighted average maturity of the Debt for Money Borrowed so refinanced, renewed, or extended, and (iv) to the extent that the Debt for Money Borrowed that is refinanced is Subordinated Debt, then the subordination terms and conditions of the refinancing Debt for Money Borrowed must be at least as favorable to Lender as those applicable to the refinanced Debt for Money Borrowed.

          11.3.     CONTINGENT  LIABILITIES.  Guarantee,  endorse, become surety
                    -----------------------
with respect to or otherwise become directly or contingently liable for or in connection with the obligations of any other Person, except for (i) endorsements of negotiable instruments for collection in the ordinary course of business,
(ii) guaranties by Borrower of Debt of its foreign Subsidiaries that are existing on the Closing Date and that are listed on Schedule 11.3 attached hereto, and (iii) guaranties by Borrower of Debt of its foreign Subsidiaries after the Closing Date in an aggregate at any one time outstanding not to exceed $500,000.

          11.4.     DIVIDENDS.  Declare  or  pay  any  dividends on, or make any
                    ---------
distribution with respect to, its shares of any class of Borrower's capital stock.

          11.5.     REDEMPTION.  Purchase,  redeem,  or  otherwise  acquire  for
                    ----------
value  any  of  its  shares  of  any  class  of  Borrower's  capital  stock.

          11.6.     RESTRICTED  INVESTMENTS.  Make  any  Restricted  Investment
                    -----------------------
except the following: (i) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (ii) investments in time deposits, demand deposits and certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undividend profits aggregating at least $500,000,000; (iii) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than two hundred seventy (270) days from the date of creation thereof; and (iv) investments permitted under Sections 11.2 and 11.3 above.

          11.7.     MERGERS.  Dissolve  or  otherwise  terminate  its  corporate
                    -------
status or enter into any merger, reorganization or consolidation or make any substantial change in the basic type of business conducted by Borrower and its Subsidiaries, as of the Closing Date.

          11.8.     BUSINESS  LOCATIONS.  Transfer  its  principal  place  of
                    -------------------
business or chief executive offices, or open new store locations or warehouses, or transfer existing store locations or warehouses or maintain records with respect to Collateral, to or at any location other than those at which the same are presently kept or maintained as set forth on Exhibit "A," except upon at
                                                     -----------
least twenty-one (21) days prior written notice to Lender and after the delivery to Lender of financing statements, if required by Lender, in form satisfactory to Lender, to perfect or continue the perfection of Lender's Lien.

          11.9.     AFFILIATE  TRANSACTIONS.  Enter  into,  or be a party to, or
                    -----------------------
permit any Subsidiary to enter into or be a party to, any transaction with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate.

          11.10.     SUBSIDIARIES.  Create  any  Subsidiary  or divest itself of
                     ------------
any material assets by transferring them to any Subsidiary which is hereafter created with Lender's consent.

          11.11.      FISCAL  YEAR.  Change  its  Fiscal  Year,  or  permit  any
                      ------------
Subsidiary  to  have  a  fiscal year different from the Fiscal Year of Borrower.

          11.12.     DISPOSITION OF ASSETS.  Sell, lease or otherwise dispose of
                     ---------------------
any of its properties, including any disposition of property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory Collateral in the ordinary course of Borrower's business for so long as no Event of Default exists hereunder, and (ii) dispositions otherwise expressly authorized by this Agreement.

          11.13.     FEDERAL TAXPAYER IDENTIFICATION NUMBER.  Change its federal
                     --------------------------------------
taxpayer  identification  number  without  prior  written  notice  to  Lender.

          11.14.     EMPLOYEE BENEFIT PLANS.  Permit an Employee Benefit Plan to
                     ----------------------
become  materially  underfunded.

          11.15.     CAPITAL  EXPENDITURES AND LEASES.  Expend during any Fiscal
                     --------------------------------
Year of Borrower, in Capital Expenditures, for itself and its Consolidated Subsidiaries, other than as contracted for as of the date hereof, or contract for any future Capital Expenditures, which in aggregate represent an amount exceeding (i) $6,500,000 in Fiscal Year 2001, and (ii) $6,000,000 in Fiscal Year 2002 without the Lender's prior written consent thereto, all as determined on a Consolidated basis for Borrower and its Consolidated Subsidiaries in accordance with GAAP.

     12.     FINANCIAL  COVENANTS.  Borrower  covenants to Lender that, from and
             ---------------------
after the date hereof and so long as any amount remains unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), it will comply with the financial covenants set forth on SUPPLEMENT A
                                                                    ------------
attached  hereto,  which  is  incorporated  by  reference  herein.

     13.     EVENTS  OF DEFAULT.  The occurrence of any events or conditions set
             -------------------
forth below shall constitute an Event of Default hereunder, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied:

          13.1.     OBLIGATIONS.  Borrower  shall  fail to make (i) any payments
                    ------------
of principal when due, or (ii) any payments on any other Obligation when due and such failure shall have continued for a period of three (3) days.

          13.2.     MISREPRESENTATIONS.  Borrower  or  any Subsidiary shall make
                    -------------------
any representations or warranties in any of the Loan Documents or in any certificate or statement furnished at any time hereunder or in connection with any of the Loan Documents which proves to have been untrue or misleading in any material respect when made or furnished.

          13.3.     CERTAIN COVENANTS.  Borrower shall default in the observance
                    ------------------
or performance of any covenant or agreement contained in Sections 10.3, 10.4, 10.5, 10.6, 10.7, 10.11, 10.14, or in Articles 11 or 12 or Supplement "A".
                                                                 --------------

          13.4.     OTHER  COVENANTS.  Borrower  or any Subsidiary shall default
                    -----------------
in the observance or performance of any covenant or agreement contained herein, in any of the other Loan Documents (other than a default the performance or observance of which is dealt with specifically elsewhere in this Article 13) unless (i) with respect to this Agreement, such default is cured to Lender's satisfaction within ten (10) days after the sooner to occur of receipt of notice of such default from Lender or the date on which such default first becomes known to Borrower and (ii) with respect to any other Loan Document, such default is cured within any applicable grace, cure or notice and cure period contained therein.

          13.5.     OTHER DEBTS.  Borrower (i) shall default under any agreement
                    ------------
with any creditor other than Lender for Debt for Money Borrowed in excess of $100,000 which entitles said creditor to accelerate the maturity thereof or (ii) shall default with respect to any Debt (other than Debt for Money Borrowed) in excess of $250,000 which entitles the obligee to demand payment of the Debt, and any such default shall continue beyond any applicable grace or cure period.

          13.6.     VOLUNTARY BANKRUPTCY.  Borrower or any Subsidiary shall file
                    ---------------------
a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or for any other relief under the Bankruptcy code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal, or foreign, now or hereafter existing; Borrower or any Subsidiary shall enter into any agreement indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; Borrower or any Subsidiary shall apply for or permit the appointment by consent or acquiescence of a receiver, custodian or trustee of Borrower or any Subsidiary for all or a substantial part of its property; Borrower or any Subsidiary shall make an assignment for the benefit of creditors; or Borrower or any Subsidiary shall be unable or shall fail to pay its debts generally as such debts become due, or Borrower or any Subsidiary shall admit, in writing, its inability or failure to pay its debts generally as such debts become due.

          13.7.     INVOLUNTARY BANKRUPTCY.  There shall have been filed against
                    -----------------------
Borrower or any Subsidiary an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, federal or foreign, now or hereafter existing and such petition shall remain undisputed or unstayed for a period of sixty (60) consecutive calendar days; Borrower or any Subsidiary shall suffer or permit the involuntary appointment of a receiver, custodian or trustee of Borrower or any Subsidiary or for all or a substantial part of its property and such appointment shall be undismissed or unstayed for a period of sixty (60) consecutive calendar days; or Borrower or any Subsidiary shall suffer or permit the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Borrower or any Subsidiary.

          13.8.     DAMAGE,  LOSS,  THEFT  OR  DESTRUCTION OF COLLATERAL.  There
                    -----------------------------------------------------
shall have occurred material uninsured damage to, or loss, theft or destruction of, any material part of the Collateral.

          13.9.     JUDGMENTS.  A  final  judgment  or  order for the payment of
                    ----------
money is rendered against Borrower, any Subsidiary in the amount of One Hundred Thousand Dollars ($100,000) or more (exclusive of amounts covered by insurance) and either (x) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (y) a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, shall not be in effect for any period of thirty (30) consecutive days.

          13.10.     BANKRUPTCY  OF  AFFILIATE.  Any  motion, complaint or other
                     --------------------------
pleading is filed in any bankruptcy case of any Person other than Borrower and such motion, complaint or pleading seeks the consolidation of Borrower's assets and liabilities with the assets and liabilities of such Person.

          13.11.     MATERIAL  ADVERSE  EFFECT.  There  shall be any event, act,
                     --------------------------
condition  or  occurrence  having  a  Material  Adverse  Effect.

          13.12.     CHANGE  OF  CONTROL.  Any  Change  of Control shall occur.
                     --------------------

          13.13.  MATERIAL  CONTRACT.  (i)  Any  breach  shall  occur  under any
                  ------------------
Material Contract that would allow the other party to such Material Contract to terminate it, or (ii) any Material Contract shall expire or Borrower shall voluntarily terminate any Material Contract, the expiration or termination of which would reasonably be expected to have a Material Adverse Effect.

     14.     REMEDIES.  Upon the occurrence of any Default Condition or Event of
             ---------
Default, Lender's obligation to extend financing under the Line of Credit shall immediately cease; provided, however, that if such obligation has ceased due to
                    --------  -------
the occurrence of a Default Condition, and such Default Condition does not become an Event of Default due to its having been cured or waived before it has matured into an Event of Default, then such obligation shall be reinstated as of the date such Default Condition is cured or waived. Upon the occurrence or existence of any Event of Default, or any time thereafter, without prejudice to the rights of Lender to enforce its claims against Borrower for damages for failure by Borrower to fulfill any of its obligations hereunder, subject only to prior receipt by Lender of payment in full of all Obligations then outstanding in a form acceptable to Lender, Lender shall have all of the rights and remedies set forth below, and it may exercise any one, more, or all of such remedies, in its sole discretion, without thereby waiving any of the others.

          14.1.     ACCELERATION OF THE OBLIGATIONS.  Lender, at its option, may
                    --------------------------------
declare all of the Obligations (including but not limited to that portion thereof evidenced by any one or both of the Notes) to be immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of nonpayment or any other notice required by law relative thereto, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding. If any note of Borrower to Lender constituting Obligations, including, without limitation, any of the Notes, shall be a demand instrument, however, the recitation of the right of Lender to declare any and all Obligations to be immediately due and payable, whether such recitation is contained in such note or in this Agreement, as well as the recitation of the above events permitting Lender to declare all Obligations due and payable, shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event, as Lender in its discretion may deem appropriate. Thereafter, Lender, at its option, may, but shall not be obligated to, accept less than the entire amount of Obligations due, if tendered, provided, however, that unless then agreed to in writing by Lender, no such acceptance shall or shall be deemed to constitute a waiver of any Event of Default or a reinstatement of any commitments of Lender hereunder.

          14.2.     INTEREST  RATE.  If  Lender  so  elects,  by further written
                    ---------------
notice to Borrower, Lender may increase the rate of interest charged on the Notes then outstanding for so long thereafter as Lender further shall elect by an amount not to exceed the Default Rate.

          14.3.     REMEDIES  OF  A  SECURED PARTY.  Lender shall thereupon have
                    -------------------------------
the rights and remedies of a secured party under the UCC in effect on date thereof (regardless of whether the same has been enacted in the jurisdiction where the rights or remedies are asserted), including, without limitation, the right to take possession of any of the Collateral or the proceeds thereof, to sell or otherwise dispose of the same, to apply the proceeds therefrom to any of the Obligations in such order as Lender, in its sole discretion, may elect. Lender shall give Borrower written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is given to Borrower at least ten (10) days before such disposition. Expenses of retaking, holding, insuring, preserving, protecting, preparing for sale or selling or the like with respect to the Collateral shall include, in any event, reasonable attorneys' fees and other legally recoverable collection expenses, all of which shall constitute Obligations.

          14.4.     REPOSSESSION  OF  THE  COLLATERAL.  Lender  may  take  the
                    ----------------------------------
Collateral or any portion thereof into its possession, by such means (without breach of the peace) and through agents or otherwise as it may elect (and, in connection therewith, demand that Borrower assemble the Collateral at a place or places and in such manner as Lender shall prescribe), and sell, lease or otherwise dispose of the Collateral or any portion thereof in its then condition or following any commercially reasonable preparation or processing, which disposition may be by public or private proceedings, by one or more contracts, as a unit or in parcels, at any time and place and on any terms, so long as the same are commercially reasonable and Borrower hereby waives all rights which Borrower has or may have under and by virtue of OCGA CH. 44-14, including, without limitation, the right of Borrower to notice and to a judicial hearing prior to seizure of any Collateral by Lender.

          14.5.     OTHER  REMEDIES.  Unless  and except to the extent expressly
                    ----------------
provided for to the contrary herein, the rights of Lender specified herein shall be in addition to, and not in limitation of, Lender's rights under the UCC, as amended from time to time, or any other statute or rule of law or equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by Borrower or any third party in favor of Lender, all of which may be exercised successively or concurrently.

          14.6.     SET  OFF.  Lender  may  exercise  the  remedies  provided in
                    ---------
Section  7.2.

     15.  MISCELLANEOUS.
          --------------

          15.1.     WAIVER.  Each  and  every right granted to Lender under this
                    -------
Agreement, or any of the other Loan Documents, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. No waiver by Lender of any Default Condition or Event of Default shall constitute a waiver of any subsequent Default Condition or Event of Default.

          15.2.     GOVERNING LAW.  THIS AGREEMENT, THE NOTES AND THE OTHER LOAN
                    --------------
DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          15.3.     SURVIVAL.  All  representations,  warranties  and  covenants
                    ---------
made herein and in the Loan Documents shall survive the execution and delivery hereof and thereof. The terms and provisions of this Agreement shall continue in full force and effect, notwithstanding the payment of one or more of the Notes or the termination of the Line of Credit, until all of the Obligations (other than Obligations in respect of indemnities and similar contingent Obligations that expressly survive the termination of this Agreement) have been paid in full and Lender has terminated this Agreement in writing.

          15.4.     NO  ASSIGNMENT  BY BORROWER.  No assignment hereof or of any
                    ----------------------------
Loan Document shall be made by Borrower without the prior written consent of Lender. Lender may assign, or sell participants in, its rights, title and interest herein and in the Loan Documents at any time hereafter without notice to or consent of Borrower.

          15.5.     COUNTERPARTS.  This Agreement may be executed in two or more
                    -------------
counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

          15.6.     REIMBURSEMENT.  Borrower  shall  pay to Lender on demand all
                    --------------
out-of-pocket costs and expenses that Lender pays or actually incurs in connection with the negotiation, preparation, consummation, enforcement and termination of this Agreement and the other Loan Documents, including, without limitation: (a) reasonable attorneys' fees and paralegals' fees and disbursements of outside counsel; (b) costs and expenses (including reasonable outside attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) actual taxes, fees and other charges for filing financing statements and continuations, and other actions to perfect, protect and continue the Lien of Lender in the Collateral; (e) sums paid or incurred to pay for any amount or to take any action required of Borrower under the Loan Documents that Borrower fails to pay or take; (f) costs of appraisals, inspections, field audits and verifications of the Collateral, including, without limitation, costs of travel, for inspections of the Collateral and Borrower's operations by Lender or its designees. but subject to the limitations set forth in Section 10.3; (g) costs and expenses of preserving and protecting the Collateral; and (h) after the occurrence and during the continuance of an Event of Default, costs and expenses (including reasonable attorneys' fees actually incurred and paralegals' fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the Lien in the Collateral, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents or to defend any claim made or threatened against Lender arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid to Borrower. All of the foregoing costs and expenses may, in the discretion of Lender, be charged to the Master Note. Borrower will pay all expenses incurred by it in the transaction. In the event Borrower becomes a debtor under the Bankruptcy Code, Lender's secured claim in such case shall include interest on the Obligations and all fees, costs and charges provided for herein (including, without limitation, reasonable attorneys' fees actually incurred), all to the extent allowed by the Bankruptcy Code.

          15.7.     SUCCESSORS  AND  ASSIGNS.  This Agreement and Loan Documents
                    -------------------------
shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto and thereto.

          15.8.     SEVERABILITY.  If  any provision this Agreement or of any of
                    -------------
the Loan Documents or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder of such Loan Documents and the application of such provisions to any other party thereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

          15.9.     NOTICES.  All  notices,  requests and demands to or upon the
                    -------
respective parties hereto shall be deemed to have been given or made when personally delivered or deposited in the mail, registered or certified mail, postage prepaid, addressed to the Borrower at its Executive Office and to the Lender at 191 Peachtree Street, Atlanta, Georgia 30303, Attn: Leveraged Finance Group (or to such other address as may be designated hereafter in writing by the respective parties hereto) except in cases where it is expressly provided herein or by applicable law that such notice, demand or request is not effective until received by the party to whom it is addressed.

          15.10.     ENTIRE  AGREEMENT;  AMENDMENTS.  This  Agreement,  together
                     -------------------------------
with the remaining Loan Documents, constitute the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any Loan Document may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the party against whom enforcement is sought.

          15.11.     TIME  OF ESSENCE.  Time is of the essence in this Agreement
                     -----------------
and  the  other  Loan  Documents.

          15.12.     INTERPRETATION.  No provision of this Agreement or any Loan
                     ---------------
Document shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

          15.13.     LENDER  NOT  A  JOINT VENTURER.  Neither this Agreement nor
                     -------------------------------
any Loan Document shall in any respect be interpreted, deemed or construed as making Lender a partner or joint venturer with Borrower or as creating any similar relationship or entity, and Borrower agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving Lender and Borrower.

          15.14.     JURISDICTION.  BORROWER  AGREES  THAT  ANY  LEGAL ACTION OR
                     -------------
PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, ATLANTA DIVISION, ALL AS LENDER MAY ELECT. BY EXECUTION OF THIS AGREEMENT, BORROWER HEREBY SUBMITS TO EACH SUCH JURISDICTION, HEREBY EXPRESSLY WAIVING WHATEVER RIGHTS MAY CORRESPOND TO IT BY REASON OF ITS PRESENT OR FUTURE DOMICILE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED OR REQUIRED BY LAW.

          15.15.     ACCEPTANCE.  This  Agreement,  together with the other Loan
                     -----------
Documents, shall not become effective unless and until delivered to Lender at its principal office in Atlanta, Fulton County, Georgia and accepted in writing by Lender at such office as evidenced by its execution hereof (notice of which delivery and acceptance are hereby waived by Borrower).

          15.16.     PAYMENT  ON  NON-BUSINESS DAYS.  Whenever any payment to be
                     -------------------------------
made hereunder or under the Notes shall be stated to be due on a Saturday, Sunday or a public holiday under the laws of the State of Georgia, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder or under the Notes.

          15.17.     CURE  OF  DEFAULTS  BY  LENDER.  If,  hereafter,  Borrower
                     -------------------------------
defaults in the performance of any duty or obligation to Lender hereunder or under any Loan Document, Lender may, at its option, but without obligation, cure such default and any costs, fees and expenses incurred by Lender in connection therewith including, without limitation, for the purchase of insurance, the payment of taxes and the removal or settlement of liens and claims, shall be deemed to be advances against the Master Note, whether or not this creates an overadvance thereunder, and shall be payable in accordance with its terms.

          15.18.     RECITALS.  All  recitals  contained  herein  are  hereby
                     ---------
incorporated  by  reference  into  this  Agreement  and  made  part  thereof.

          15.19.     ATTORNEY-IN-FACT.  Borrower hereby designates, appoints and
                     -----------------
empowers Lender irrevocably as its attorney-in-fact, at Borrower's cost and expense, to do in the name of Borrower any and all actions which Lender may deem necessary or advisable to carry out the terms of this Agreement or any other Loan Document upon the failure, refusal or inability of Borrower to do so and Borrower hereby agrees to indemnify and hold Lender harmless from any costs, damages, expenses or liabilities arising against or incurred by Lender in connection therewith except to the extent any such costs, damages, expenses or liabilities were caused by Lender's gross negligence or willful misconduct.

          15.20.     SOLE  BENEFIT.  The  rights  and benefits set forth in this
                     --------------
Agreement and the other Loan Documents are for the sole and exclusive benefit of the parties hereto and thereto and may be relied upon only by them.

          15.21.     INDEMNIFICATION.  Borrower will hold Lender, its respective
                     ----------------
directors, officers, employees, agents, Affiliates, successors and assigns harmless from and indemnify Lender, its respective directors, officers, employees, agents, Affiliates, successors and assigns against, all loss, damages, costs and expenses (including, without limitation, reasonable attorney's fees, costs and expenses) actually incurred by any of the foregoing, whether direct, indirect or consequential, as a result of or arising from or relating to any "Proceedings" (as defined below) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute, case or regulation, including, without limitation, any federal or state securities laws or under any common law or equitable case or otherwise, arising from or in connection with this Agreement, and any other of the transactions contemplated by this Agreement, except to the extent such losses, damages, costs or expenses are due to the willful misconduct or gross negligence of Lender. As used herein, "PROCEEDINGS" shall mean
                                                        -----------
actions, suits or proceedings before any court, governmental or regulatory authority and shall include, particularly, but without limitation, any actions concerning Environmental Laws. At the request of Lender, Borrower will indemnify any Person to whom Lender transfers or sells all or any portion of its interest in the Obligations or participations therein on terms substantially similar to the terms set forth above. Lender shall not be responsible or liable to any Person for consequential damages which may be alleged as a result of this Agreement or any of the transactions contemplated hereby. The obligations of Borrower under this Section shall survive the termination of this Agreement and payment of the Obligations.

          15.22.     JURY  TRIAL  WAIVER.  EACH  OF  BORROWER  AND LENDER HEREBY
                     --------------------
WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, OBLIGATIONS OR THE COLLATERAL.

     16.     CONDITIONS  PRECEDENT.  Unless  waived  in  writing by Lender at or
             ----------------------
prior to the execution and delivery of this Agreement, the conditions set forth below shall constitute express conditions precedent to any obligation of Lender hereunder.

          16.1.     SECRETARY'S CERTIFICATE.  Receipt by Lender of a certificate
                    ------------------------
from the Secretary (or Assistant Secretary) of Borrower, certifying to Lender that appropriate resolutions have been entered into by the Board of Directors of Borrower incident hereto and that the officers of Borrower whose signatures appear hereinbelow, on the other Loan Documents, and on any and all other documents, instruments and agreements executed in connection herewith, are duly authorized by the Board of Directors of Borrower for and on behalf of Borrower to execute and deliver this Agreement, the other Loan Documents and such other documents, instruments and agreements, and to bind Borrower accordingly thereby, all in form and substance satisfactory to Lender.

          16.2.     GOOD  STANDING  CERTIFICATES.  Receipt  by  Lender  of  a
                    -----------------------------
certificate of good standing with respect to Borrower from the secretaries of state of the state of incorporation of Borrower and of any state in which a Collateral Location is situated, dated within 10 days of the date hereof.

          16.3.     ARTICLES/BY-LAWS.  Receipt  by  Lender  of  copies  of  the
                    -----------------
articles of incorporation and bylaws of Borrower as in effect on date hereof, certified as to truth and accuracy by the corporate secretary of Borrower.

          16.4.     LOAN  DOCUMENTS  AND ANY GUARANTY.  Receipt by Lender of all
                    ----------------------------------
the other Loan Documents and any Guaranty, duly executed in form and substance acceptable to Lender.

          16.5.     INSURANCE.  Receipt  by  Lender  of  a  copy  of each hazard
                    ----------
liability and business interruption insurance policy required hereunder and certificate respecting all hazard insurance required hereunder, in form and substance acceptable to Lender, together with a lender loss payee endorsement thereof, favoring Lender, in form and substance satisfactory to Lender.

          16.6.     FINANCING  STATEMENTS.  Receipt  by  Lender  of  Uniform
                    ----------------------
Commercial Code financing statements respecting the Collateral, duly executed by Borrower in form and substance acceptable to Lender.

          16.7.     OPINION  OF  COUNSEL.  Receipt  by  Lender  of an opinion of
                    ---------------------
counsel from independent legal counsel to Borrower, in form and substance satisfactory to Lender.

          16.8.     LANDLORD  AGREEMENTS.  Receipt  by  Lender  of  landlord  or
                    ---------------------
warehouseman agreements, in form and substance satisfactory to Lender, with respect to each premises leased by Borrower and which are disclosed by Exhibit
                                                                         -------
"A"  attached  hereto.
--

          16.9.     NO  DEFAULT.  No Default Condition or Event of Default shall
                    ------------
exist and Borrower shall in all respects be in compliance with all of the terms of the Loan Documents, as evidenced by its delivery of a certificate of no default to such effect, to be substantially in the form of Exhibit "C" attached
                                                            -----------
hereto.

          16.10.     FIELD  EXAMINATION.  Receipt  by  Lender  of  a  field
                     -------------------
examination with respect to Borrower's business and the Collateral, which field examination shall be acceptable to Lender in all respects.

          16.11.     TELEPHONE  INSTRUCTION  LETTER.  Receipt  by  Lender  of  a
                     -------------------------------
telephone instruction letter, concerning requests for advances under the Line of Credit, in form and substance satisfactory to Lender.

          16.12.     DISBURSEMENTS LETTER.  Receipt by Lender of a disbursements
                     ---------------------
letter, concerning the use of the proceeds of the initial extensions of credit hereunder, in form and substance satisfactory to Lender.

          16.13.     SETTLEMENT  REPORT.  Receipt  by  Lender  of  a  settlement
                     -------------------
report  in  the  form of Exhibit "D" attached hereto, together with accompanying
                         -----------
documentation required by Lender (all in form and substance required by Lender, but to include in any event an accounts receivable and accounts payable aging (including international accounts receivable), an inventory report and a then current customer and Account Debtor name and address list, and a detailed revenue forecast by customer for all projected, domestic video on demand revenue, as some of which may be more particularly described in Section 10.4), which shall indicate satisfaction of the Margin Requirement as of the date of the initial Borrowing, and if no funds are borrowed on the Closing Date, shall indicate the amount of Borrowings available taking into account the Margin Requirement, each certified as to truth and accuracy by a duly authorized officer of Borrower.

          16.14.     AVAILABILITY.  Lender  shall  have determined, and shall be
                     ------------
satisfied that, immediately after Lender has made the initial Advances on the Closing Date and issued the Letters of Credit, if any, to be issued on the Closing Date and Borrower has paid (or made provision for payment of) all closing costs incurred in connection with the transactions referenced herein, Availability is not less than $5,000,000.

          16.15.     EVIDENCE  OF  PERFECTION AND PRIORITY OF LIENS.  Receipt by
                     ----------------------------------------------
Lender of copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect Liens of Lender in the Collateral and evidence in form satisfactory to Lender that such Liens constitute valid and perfected first priority Liens in the Collateral and that there are no other Liens upon any of the Collateral.

          16.16.     NO  MATERIAL ADVERSE CHANGE.  No material adverse change in
                     ---------------------------
the condition, property, Collateral or operations, financial or otherwise, of Borrower shall have occurred since September 30, 2000.

          16.17.     OTHER.  Receipt  by  Lender  of  such  other  documents,
                     ------
certificates, instruments and agreements as shall be required hereunder or provided for herein or as Lender or Lender's counsel may require in connection herewith.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and Borrower has caused its seal to be affixed hereto, as of the day and year first above written.

                                "BORROWER"

                                CONCURRENT  COMPUTER  CORPORATION


                                     By:  ______________________________________
                                STEVEN R. NORTON, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

                                [CORPORATE  SEAL]


                                Accepted  in  Atlanta,  Georgia:
                                -------------------------------

                                "LENDER"

                                WACHOVIA  BANK,  N.A.


                                By:  ______________________________________

                                Title:__________________________________

                                    EXHIBIT  A
                                    ----------

                               Borrower  Information

                                    EXHIBIT  B
                                    ----------

                                   MASTER  NOTE
                                   ------------


STATE  OF  GEORGIA

COUNTY  OF  FULTON                                           November  3,  2000


     1. FOR VALUE RECEIVED, the undersigned ("Borrower") hereby promises to pay to the order of WACHOVIA BANK, N.A. ("Lender"), at Lender's principal office in Atlanta, Georgia, or at such other place as Lender hereafter may direct in writing, in legal tender of the United States of America, the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000), or so much thereof as may be disbursed and remain outstanding from time to time hereafter under the "Line of Credit" established by Lender in favor of Borrower pursuant to that certain Loan and Security Agreement between Lender and Borrower of even date herewith (as at any time amended, the "Loan Agreement"), the terms and provisions of which are hereby incorporated herein by reference and made a part hereof, with interest from and after the date hereof on the unpaid principal amount outstanding from time to time at a variable rate per annum as provided in the Loan Agreement. This Note evidences Borrowings under, and is the "Master Note" defined in, the Loan Agreement and is entitled to all of the benefits and security of the Loan Agreement and the other Loan Documents. Capitalized terms used herein and not otherwise defined herein shall have the meaning given such terms in the Loan Agreement.

     2. The Prime Rate in effect on the date hereof is __________ percent (___%), and therefore the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is ________ percent (__%). From and after the occurrence of an Event of Default and during the continuance thereof, the outstanding principal balance of this Note shall bear interest at the Default Rate.

     3. Principal, payable on account of the Line of Credit Advances made by Lender to Borrower pursuant to the Loan Agreement, shall be paid by Borrower to Lender on the earliest of (i) the receipt by Lender or Borrower of any proceeds of any of the Collateral, to the extent required by the Loan Agreement and to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of this Note, or (iii) the Termination Date.

     4. Interest accrued on the Line of Credit shall be paid as provided in the Loan Agreement.

     5. In no contingency or event whatsoever shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced under the Loan Agreement and evidenced hereby exceed the highest lawful rate permissible under applicable law. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be charged and paid by Borrower under applicable law. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, pro-rated, allocated and spread throughout the full term of this Note until payment in full of the principal amount hereof (including the period of any renewal or extension thereof) so that interest on such principal amount for such full period will not exceed the maximum amount permitted by applicable law.

     6. Borrower agrees that the occurrence of an Event of Default under the Loan Agreement including, without limitation, the failure to pay any payment of principal or interest on this Note in full on the due date thereof, shall constitute an event of default under this Note and shall entitle Lender, at its option, upon or at any time after the occurrence of any such event of default to declare the then outstanding principal balance and accrued and unpaid interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives. If this Note or any portion hereof is collected by or through an attorney at law, the Borrower shall be obligated to pay all costs of collection, including, without limitation, reasonable attorneys' fees actually incurred and court costs.

     7. Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower for itself and its legal representatives, successors and assigns hereby expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, the benefit of any exemption or insolvency laws, and any other notice required by law relative hereto.

     8. Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrower, any Guarantor of the indebtedness evidenced hereby or any other Property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any Person primarily or secondarily liable for the indebtedness evidenced by this Note.

     9. This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Georgia, and is intended to take effect as an instrument under seal.

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed, sealed and delivered on the day and year first above written.

                                "BORROWER"

                                CONCURRENT  COMPUTER  CORPORATION


                                By:_______________________________________
                                STEVEN R. NORTON, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

                                [CORPORATE  SEAL]

                                  EXHIBIT  C
                                  ----------

                          Certificate  of  No  Default


     The undersigned, being the __________________ of CONCURRENT COMPUTER CORPORATION ("Borrower"), and, in such capacity, being familiar with the matters set forth herein and duly authorized and empowered to issue this Certificate for and on behalf of Borrower, does hereby certify to WACHOVIA BANK, N.A. ("Lender"), in connection with and pursuant to that certain Loan and Security Agreement, dated November 3, 2000, between Borrower and Lender (herein, as it may be amended to date, called the "Loan Agreement"; capitalized terms used herein, without definition, having the meaning given to such terms in the Loan Agreement) that, as of the date of this Certificate, there exists no Event of Default or Default Condition.

     Without limiting the generality of the foregoing, Borrower is in compliance with all financial covenants referenced in Section 12 of the Loan Agreement and specified in Supplement A thereto, as demonstrated by the computations attached
              ------------
hereto.


                                WITNESS  my  hand  as  of  ____________,  20__.



                                By:_______________________________________
                                Name:__________________________________
                                Title:___________________________________

                                    EXHIBIT D
                                    ---------

                                Settlement Report



BORROWING  BASE  CERTIFICATE
To: Wachovia Bank, N.A. ("Lender")  Date: __________       Report  #:___________

CONCURRENT COMPUTER CORPORATION     From: __________       To:  ________________

In connection with the Loan and Security Agreement dated __________ ("Agreement"), Borrower hereby certifies to Lender the truth and accuracy of the following summary of activity for the period shown above:

A.  ACCOUNTS  RECEIVABLE
     1.   a.  Balance  Forward                                   $___________
          b.  Credit  Sales                                      +___________     =___________(1)

     2.   a.  A/R  Collections                                   -___________
          b.  Write  Offs                                        -___________
          c.  Returns                                            -___________
          d.  Other Credits and Sales Discounts                  -___________     =___________(2)
     3.   Outstanding  Accounts  Receivable (1+2)                                 $___________(3)
     4.   Less  Ineligible  Accounts  Receivable
          a.  Payment  terms  exceed  90
              days  past  invoice  date                          -___________
          b.  Unpaid for > 60 days past due date or 90
              days  past  invoice  date                          -___________
          c.  Owing  by  any  Affiliate  of  Borrower            -___________
          d.  25% or more of the accounts from Account
              Debtor  not  deemed  Eligible  Accounts            -___________
          e.  Subject  to  Assignment  of  Claims  Act           -___________
          f.  Total  unpaid  accounts  of  Account  Debtor
              exceeding 10% of the net amount of Eligible
              Accounts  (to  the  extent  of  such  excess)
              (excluding accounts owing from AT&T, Charter
              Communications, Comcast, Cox Communications,
              Adelphia,  Cablevision  Time  Warner)              -___________
          g.  Account  debtor  not  located  in  the  U.S.       -___________
          h.  Account  debtor  is  also  a  creditor  of
              Borrower and is subject to no counterclaim,
              defense, setoff or deduction (to the extent of
              Borrower's  indebtedness  to  such  Creditor)      -____________
          i.  Subject  to  bill  and  hold  arrangement          -____________
          j.  Account  Debtor  not  deemed                       -____________
              creditworthy  in  its  reasonable  credit
              judgment
          k.  Otherwise  deemed  ineligible  by  Lender          -____________
              in  its  reasonable  credit  judgment
              Ineligible  Account  Total                                          =___________(4)
     5.       Eligible  Accounts  (Line  3-4)                                     =___________(5)


     6.       Loan  Value  85%  of  Line  5                                       $___________(6)

B.  LOAN  STATUS
     1.   Total  Revolver  Commitment                                             $___________(7)
     2.   a.  Borrowing  Base  Total  (Line  6)                  $____________
          b.  Less any additional reserves Wachovia may
              elect  to  impose                                  -____________
          c.  Total Borrowing Base Availability                                   =___________(8)
     3.   Total availability (Lesser of line 7 and 8)                              ___________(9)
     4.   Less  Outstanding  Revolver  Loans                                      -___________(10)
     5.   Net  availability                                                       $___________

In connection with the foregoing, we hereby acknowledge and agree that, as of the date hereof, the Agreement remains in full force and effect, is binding upon us and enforceable against us in accordance with its terms, and we certify to you that, as of the date hereof, there exists no Event of Default under said Agreement or even which, with the passage of time or the giving of notice, or both, would so constitute an Event of Default. We hereby restate and renew each and every representation and warranty made by us in the Agreement or in connection therewith, effective as of the date hereof.


CONCURRENT  COMPUTER  CORPORATION
By:_________________________________________
Title:______________________________________

                                    EXHIBIT E
                                    ---------

                               Material Contracts

1. Development Agreement Regarding A Video-On-Demand System dated August 17, 1998, between Scientific-Atlanta, Inc. and Concurrent Computer Corporation.

2. Joint Development and Licensing Agreement dated as of July 10, 1998, between Prasara Technologies, Inc. and Concurrent Computer Corporation.

3. Licensing Agreement for Computer Software Source Code Package dated as of March 17, 1997, between Mentat Inc. and Concurrent Computer Corporation.

4. Unix System Laboratories, Inc. Software Agreement Number SOFT-000361 and Software Agreement Supplement dated November 30, 1992, between Unix
       System Laboratories,  Inc.  and  Concurrent  Computer  Corporation.

                                                     SCHEDULE 11.1(b)
                                                     ----------------

                                                       Encumbrances


DEBTOR                   SECURED PARTY           FILING LOCATION      FILING NUMBER  FILING DATE         COLLATERAL
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  Matrix Funding          Gwinnett County,         067-99-014420      11/8/99  *Leased Office
 Corporation         Corporation             Georgia                                              Equipment
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  AT&T Credit             New Jersey Secretary of        1661667     10/11/95  * Leased office
Corporation          Corporation             State                                                equipment under Lease
                                                                                                  No. 0001966.
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  IBM Credit Corporation  New Jersey Secretary of        1686733       3/8/96  * IBM leased office
 Corporation                                 State                                                equipment.
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  Xerox Corporation       Florida Secretary of      950000177298      8/28/96  Leased Equipment
 Corporation                                 State
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  Telogy, Inc.            Florida Secretary of      960000259207     12/11/96  Leases Equipment
Corporation                                  State
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  Crown Bank Leasing      Florida Secretary of      970000155008      7/14/97  Leased Equipment
Corporation                                  State
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  Xerox Corporation       Florida Secretary of      980000063709      3/24/98  Leased Equipment
Corporation                                  State
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  Telogy, Inc.            Florida Secretary of      980000121679       6/3/98  Leased Equipment
Corporation                                  State
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  Telogy, Inc.            Florida Secretary of      980000121683       6/3/98  Leased Equipment
Corporation                                  State
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  Telogy, Inc.            Florida Secretary of      980000121681       6/3/98  Leased Equipment
Corporation                                  State
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  AT&T Capital            Florida Secretary of      980000024292       2/3/98  Leased Equipment
Corporation          Corporation             State
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  AT&T Capital            Florida Secretary of      980000024294       2/3/98  Leased Equipment
Corporation          Corporation             State
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  Matrix Funding          Florida Secretary of      990000148746       7/1/99  Leased office furniture,
Corporation          Corporation             State                                                fixture
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  Matrix Funding          Gwinnett County,                014420      11/8/99  Leased computer
Corporation          Corporation             Georgia                                              equipment
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  AT&T Capital            New Jersey Secretary of        1661667     10/11/95  Leased equipment
Corporation          Corporation             State
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------
Concurrent Computer  IBM Credit Corporation  New Jersey Secretary of        1686733       3/8/96  Leased equipment
Corporation                                  State
-------------------  ----------------------  -----------------------  -------------  -----------  ------------------------

                                SCHEDULE 11.2(b)

                             Debt for Money Borrowed

                                  SCHEDULE 11.3

                             Contingent Obligations


                                      None

                                  SUPPLEMENT A
                                  ------------

                               Financial Covenants


     (A)     CONSOLIDATED  EBITDA.  Maintain  Consolidated EBITDA as of the last
             --------------------
day of each period set forth below of at least the amounts set forth below for the periods applicable thereto:

                             Period                            Amount
                             ------                            ------

                    July  1,  2000  through               ($  2,500,000)
                      December  31,  2000

                    July  1,  2000  through               ($  2,250,000)
                      March  31,  2001

                    July  1,  2000  through               ($  1,150,000)
                      June  30,  2001

                    For  the  Four  Fiscal  Quarters       $    350,000
                       ending  September  30,  2001

                    For  the  Four  Fiscal  Quarters       $  4,700,000
                       ending  December  30,  2001

                    For  the  Four  Fiscal  Quarters       $  7,800,000
                       ending  March  31,  2002

                    For  the  Four  Fiscal  Quarters       $ 10,000,000
                       ending  June  30,  2002

      (B)     LEVERAGE  RATIO.  Maintain  a  ratio  of  Consolidated  Total
              ---------------
Liabilities to Consolidated Tangible Net Worth of not more than 2.0 to 1.0 at all times.

       (C)     CONSOLIDATED  FIXED  CHARGE  COVERAGE  RATIO.  Maintain  a
               --------------------------------------------
Consolidated Fixed Charge Coverage Ratio greater than or equal to the ratio set forth below for the period applicable thereto, as of the last day of each Fiscal Quarter for the four (4) Fiscal Quarters then ending:

                    Date                    Ratio
                    ----                    -----

            September  30,  2001            0.7  to  1.0
            December  31,  2001             1.25  to  1.0
            March  31,  2002                2.0  to  1.0
            June  30,  2002                 3.0  to  1.0

       (D)     DEBT  COVERAGE RATIO.  Maintain a Consolidated Funded Debt/EBITDA
               --------------------
Ratio as of the last day of each Fiscal Quarter for the four (4) Fiscal Quarters then ending of not more than the ratio set forth below for the period corresponding thereto:

              Period                    Ratio
              ------                    -----

            December  31,  2001         2.0  to  1.0
            March  31,  2002            2.0  to  1.0
            June  30,  2002             2.0  to  1.0

       (E)     CONSOLIDATED  EBITDA  (XSTREME  DIVISION).  Maintain Consolidated
               -----------------------------------------
EBITDA of the Xstreme Division as of the last day of each period set forth below of at least the amounts set forth below for the periods applicable thereto:

               Period                              Amount
               ------                              ------

            July  1,  2000  through                ($  5,000,000)
              December  31,  2000

            July  1,  2000  through                ($  6,350,000)
              March  31,  2001

            July  1,  2000  through                ($  6,650,000)
              June  30,  2001

            For  the  Four  Fiscal  Quarters       ($  3,750,000)
              ending  September  30,  2001

            For  the  Four  Fiscal  Quarters        $    200,000
              ending  December  30,  2001

            For  the  Four  Fiscal  Quarters        $  4,600,000
              ending  March  31,  2002

            For  the  Four  Fiscal  Quarters        $  9,100,000
              ending  June  30,  2002

       (F)     CONSOLIDATED  EBITDA (REAL-TIME DIVISION).  Maintain Consolidated
               -----------------------------------------
EBITDA of Real-Time Division as of the last day of each Fiscal Quarter for the four (4) Fiscal Quarters then ending of at least the amounts set forth below for the periods applicable thereto:

               Period                               Amount
               ------                               ------

           July  1,  2000  through                  $3,300,000
             December  31,  2000

           July  1,  2000  through                  $4,750,000
             March  31,  2001

           July  1,  2000  through                  $6,200,000
             June  30,  2001

           For  the  Four  Fiscal  Quarters         $4,900,000
             ending  September  30,  2001

           For  the  Four  Fiscal  Quarters         $4,100,000
             ending  December  30,  2001

           For  the  Four  Fiscal  Quarters         $3,200,000
             ending  March  31,  2002

           For  the  Four  Fiscal  Quarters         $2,100,000
             ending  June  30,  2002